UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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Genesco Inc.

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Genesco Inc. (the “Company”) provided the following investor presentation to investors beginning on June 23, 2021.

This investor presentation was also posted by the Company to www.GenescoDrivingValue.com on June 23, 2021.

Delivering Shareholder Value
Through Our Footwear
Focused Strategy
June 2021

Non-GAAP Financial Measures
We have included certain non-GAAP financial measures in this presentation in order to provide transparency to our shareholders and enable shareholders to better compare our operating performance with the operating performance of our competitors, including with those of our competitors having different capital structures. The Company believes that the provision of such supplemental non-GAAP measures allows investors to evaluate the financial performance of our business using the same evaluation measures that the Company’s management uses, and is therefore a useful indication of the Company’s performance or expected performance of future operations and facilitates comparison of operating performance with our competitors. Free Cash Flow, Adjusted Operating Income, Adjusted Earnings per Share, Adjusted Operating Margin, and other non-GAAP measures should be viewed in addition to, and not as an alternative to, the reported financial results of the Company prepared in accordance with GAAP. Our definition of these non-GAAP measures may not be comparable to similarly titled measurements reported by other companies. Reconciliations of non-GAAP measures are included herein on pages 66—69

Executive Summary
Our Execution – Even During the Pandemic
– Has Driven Results
Generated record ~$450mm in FY2021 digital revenue, an increase of ~75% YoY by leveraging pre-pandemic investments in digital capabilities Drove record in-store conversion rates, partially offsetting reduced store traffic, after quickly reopening ~1,500 locations Achieved 16% reduction in FY2021 operating expenses and reduced capital spending 50% compared to plan Increased liquidity to $388mm, further strengthening a healthy pre-pandemic balance sheet Realized significant sequential FY2021 quarterly improvement in revenue and profit margins with increased free cash flow
• Achieved 10% operating margin in Q4 FY2021, highlighted by record operating income at Journeys
• Increased free cash flow 50% over prior year levels to $134mm in FY2021
Increased Q1 FY2022 revenue 9% and adj. operating income 125% over the pre-pandemic period of Q1 FY2020 (GAAP operating income +71% over Q1 FY2020)
We Believe Our Strategy And Thoughtful Allocation of Capital Will Continue Creating Greater Value
Our Board recognized the need for a more focused strategy, which ultimately led to the divestiture of Lids to focus on footwear
On track to deliver adj. operating margin of 6% or more by FY2025 through our footwear focused strategy by driving highly profitable digital sales, reshaping the brick & mortar cost structure and growing brandedï,§ Leverage significant investments in digital capabilities to accelerate online sales and grow direct-to-consumer business
• 31% three-year digital revenue CAGR through FY2021
ï,§ Continue building strong omnichannel capabilities to align with evolving consumer shopping preferences
• Delivered 80% of U.S. eCommerce orders in 2 days in FY2021, including some store fulfillmentï,§ Enhance consumer engagement strategy with data analytics and differentiated brand content
• 55% increase in new website visitors YoY; Journeys NPS score of 88
ï,§ Targeting $25mm-$30mm in annual savings through rent negotiations, ongoing store rationalization and other identified expense reductions
• 27% in annual rent savings realized thus far in FY2022; 40% of leases expire or have other lease actions over next 24 months Prudent capital allocation focuses on reinvestment in the business, returning excess capital to shareholders, maintaining balance sheet flexibility
We Have Assembled the Right Board and Management Team For Continued Success
Board and Management changes, which began well before the activist showed up, reflect the hard work we have already done on refreshmentïƒ¼ Board brings multiple competencies that are key to our long-term footwear focused strategy, including digital, retail and brands New CEO, CFO, GC, Chief Digital Officer and Operating Division Presidents align management team with footwear focused strategy 4 long-tenured directors retired, 5 new highly qualified directors appointed (out of 9 total), since 2019 Our Board is 56% female and / or racially diverse; 5-year average director tenure
We Believe Legion’s
Nominees Would Introduce Significant Risk for Shareholders
In the 2+ months since launching a public campaign to replace directors, Legion has offered no discernible strategy or business ideas
Legion’s proposal effectively represents turnover of all independent directors over the last nine months Board would lose essential competencies, continuity and expertise which Legion’s nominees fail to bring
Legion’s nominees lack qualifications and have track records of destroying shareholder value, short executive tenures, as well as multiple ties to Legion Our execution and momentum on a demonstrably compelling strategy would be put at risk

Our Execution, Even During the Pandemic, Has Driven Results
2

Our Strategy Is Delivering Profitable and Sustainable Growth

GENESCO

1 *Accelerate digital to grow direct-to-consumer*

- Optimize the mobile shopping experience and continue to eliminate points of friction
- Launch new payment options and buy now, pay later services
- Invest in more DC eCommerce automation
- Increase and optimize marketing spend to drive traffic

2 *Maximize the relationship between physical and digital channels*

- Provide a differentiated customer experience that excites and delights
- Expanded new services, e.g., BOPIS, BOSS and HAL to North America (1)
- Use network for omnichannel fulfillment; deliver last mile innovation
- Continue to invest in in-store technology to deliver best-in-class customer experience

3 *Strengthen customer relationships and brand equity*

- Invest in next-generation CRM and data analytics capabilities
- Launch new loyalty programs in Journeys, Schuh and Johnston & Murphy
- Offer a more personalized customer experience across all touchpoints online and offline

4 *Intensify product innovation and trend insight efforts*

- Leverage digital investments and consumer insights to tailor product and brand offering across platform
- Refine J&M brand architecture and product assortment
- Actively curate brands at retail to capitalize on changing trends and customer feedback
- Leverage Licensed Brands capabilities to expand owned brands penetration

5 *Reshape the cost base to reinvest for future growth*

- Captured almost $45 million in annual costs savings via two Profit Enhancement Programs (PEP) pre-pandemic
- Targeting $25-30 million in annual savings from current PEP effort
- Actively managing store footprint and portfolio, achieving 20% - 30% reductions on lease renewal rents

11
Consecutive Quarters of Comparable Sales Growth Pre-Pandemic

21 / 12
% Adj / GAAP Operating Inc. Growth FY2018 – FY2020

72 / 107
% Adj / GAAP EPS Growth FY2018 – FY2020

125 / 71
% Adj / GAAP Operating Inc. Growth Q1 FY2022 vs Q1FY2020

275
$mm Cumulative Operating Cash Flow FY2020 – FY2021

~450
$mm Digital Revenues in FY2021 (+~75% YOY)

(1) Buy Online Pickup in Store (BOPIS), Buy Online Ship-to-Store (BOSS) and Hold at Location (HAL)

3

Our Footwear Focused Strategy Delivered Strong Results Pre-Pandemic… (1)
Strong operational execution coupled with proactive capital allocation strategy delivering outsized EPS growth, while returning over $250 million to shareholders via share repurchases (2)
Equates to ~30% of shares outstanding from FY2017-FY2020
In the two years prior to COVID-19, Genesco’s strategy resulted in (2):
21% growth in Adjusted Operating Income (10% CAGR) 65 basis points expansion of Adjusted Operating Margin 72% growth in Adjusted Earnings Per Share (31% CAGR)
Recorded 11 consecutive quarters of total comparable sales growth between Q2 FY18 and Q4 FY20
(1) Results pro forma for Lids divestiture
(2) Represents the period between FY2018 and FY2020
Adjusted Operating Income and Margin
10% CAGR $99
$82 4.5% +65 bps 4.1% Margin 3.9% Expansion
FY2018
FY2019
FY2020
GAAP Margin
3.5%
3.7%
3.8%
Adjusted Earnings per Share
31% CAGR $4.58
$2.67
FY2018 FY2019 FY2020
EPS Growth Aided by Share Repurchases
GAAP EPS $1.90 $2.63 $3.64 4

GENESCO

...And Also Enabled Compelling Performance Throughout the Pandemic

We delivered strong results, while many competitors did not survive unprecedented challenges

- Significant sequential improvement in revenue and operating margin every quarter since pandemic began (Q1 FY2021)
- Strong Q4 2021 performance with total Company operating margin of ~10% and record operating income at Journeys
- Record ~$450 million in online revenue (~75% increase), and over $130 million of Free Cash Flow in FY2021
- Increased market share in Journeys and Schuh

We did it through decisive leadership, strategic foresight, and a foundation we'd already been building

- Quickly reopened ~1,500 retail locations and drove record in-store conversion rates to partially offset reduced foot traffic
- Leveraged pre-pandemic investments in digital capability to support accelerated shift to online shopping
- Reduced operating expenses by 16% in FY2021 as compared with FY2020, and planned capital spending by 50%
- Maintained high level of Board engagement through the pandemic, holding 9 special board meetings in addition to regularly scheduled meetings to oversee actions and performance

We continued laying the groundwork for post-pandemic success

- Implemented strategic initiatives to sustain digital penetration and customer engagement to excel in the post-pandemic environment
- Entered FY2022 well-positioned, with a healthy balance sheet
- Achieved highest employee engagement since began measuring


FY2021
Net Sales (as % of FY2020)
56%
80%
89%
94%
Q1
Q2
Q3
Q4
Gross Margin (as % of FY2020)
87%
88%
96%
98%
Q1
Q2
Q3
Q4
Adj. Operating Margin
NM
NM
2.9%
10.2%
Q1
Q2
Q3
Q4
GAAP Margin
NM
NM
1.7%
9.8%

5

We Are Off To a Very Strong Start in FY2022, Even Compared to Pre-Pandemic Performance

GENESCO

FY2022 Q1 Earnings Highlights

- ✓ Revenue and adjusted operating profit exceeded pre-pandemic levels, increasing 9% and 125%, respectively, over Q1 FY2020
- ✓ Delivered record first quarter digital revenue and profit
- ✓ Digital revenue sustained last year's 64% comp growth and added another 43% comp on top
- ✓ Hit highest in-store traffic numbers compared to pre-pandemic levels
- ✓ Gross margin was up almost 500 basis points compared to last year fueled by strong full priced selling
- ✓ Leveraging SG&A significantly compared to pre-pandemic levels

$539
Million in Sales

+43%
eCommerce Comp

$0.60 / $0.79
GAAP/ Adj. EPS vs $0.36 / $0.33 in FY2020

+71% / 125%
Growth in GAAP / Adj. Operating Income vs FY2020

FY2022 Q1 Segment Sales Growth



123%
84%
46%
26%
93%
9%
Licensed Brands
schuh
JOHNSTON & MURPHY
Total
Total
vs Q1 FY2021
vs Q1 FY2020

The Sell-side is Bullish on Our Strategic Plan and Execution

"We are optimistic that the current set of initiatives combined with a normalization of the environment (i.e., return to normal school/work conditions) and fewer restrictions during key holiday periods can support better performance. When combined with recent corporate actions to create the new position of Chief Strategy and Digital Officer and to add several highly experienced industry executives to the Board, we retain a positive bias of the recovery potential behind the current strategic direction." – Jonathan R. Komp*
Baird Equity Research; May 27, 2021

"As difficult as FY21 was, as easy as FY22—maybe—will be. It is not difficult to 'dream a little dream' and view the balance of the year as having a pretty massive tailwind for each business...Barring another generational dislocation, we rarely see a clearer pathway to outsized earnings. Indeed, the entire dynamic elucidated above, by the way, will be further aided by the fact that more marginal providers fell by the wayside over the past 18 months. We view the Q1 print and GCO's near-term prospects positively." – Steven L. Marotta*
CL King; May 27, 2021

Analyst Price Target Revisions



Prior
Revised
18%
$51
$60
20%
$50
$60
5%
$61
$64
11%
$65
$72
Jefferies
CL KING
PIVOTAL

Source: Genesco earnings release May 27, 2021, investor relations website and equity research reports. All price targets reflect revisions post Q1 FY2022 earnings results
*Permission to use quote neither sought nor obtained

6

Our 1-Year and 3-Year TSR is In-Line With Our Core Peers
3-Year Total Shareholder Return (% Return)
59%
50%
(1)
Footwear Retail
Peers
1-Year Total Shareholder Return (% Return)
192%
190%
(1)
Footwear Retail
Peers
Source: Factset and other publicly available information as of June 11, 2021 (1) Footwear Retail peers include BOOT, CAL, DBI, FL and SCVL

We Believe Our Strategy And
Thoughtful Allocation of Capital Will
Continue Creating Greater Value

Where We Are Headed: Targeting An Adjusted Operating Margin of 6% or More by FY2025

GENESCO

Footwear focused strategy has provided a strong platform for growth and capital efficiency by driving highly profitable digital sales, reshaping the brick & mortar cost structure and growing branded


4.5%
~1.0%
~0.5% - 1.0%
~0.5% - 1.0%
6.0%+
Digital investments are paying off as marginal sales are highly accretive to operating margins (double-digit profitability)
Increased digital scale further adds to profitability
Continued efficiencies in store lease costs and selling salaries
Procurement initiatives
Other actions to reshape cost structure
Licensed Brands with Levi's license and acquired capital efficient Togast capabilities
J&M PIVOT plan transforms the brand by further expanding product categories through DTC and wholesale; accelerating profitability
Gross margin improvements due to sourcing efficiencies
Greater capital efficiency
ROIC mid-teens +
FY2020A (1)
Digital
SG&A Savings
Branded
FY2025E

(1) 2020A adjusted per Company filings, reconciliation provided in the appendix

9

How We Will Get There:
A Footwear-Focused Strategy Which Positions Us to Be Successful…

GENESCO

From a Diversified Business to a Footwear Focused Business

Genesco Portfolio as % of Sales



Licensed Brands
JOHNSTON & MURPHY
SINCE 1850
10%
3%
Lids
27%
FY2018
46%
Journeys
14%
schuh



Branded (1)
Footwear
17%
FY2020
83%
Footwear
Retail (1)

Why Our Footwear Focused Strategy?

- Our Board recognized the need for a more focused strategy, which ultimately led to the divestiture of Lids to focus on footwear
- Our footwear businesses have strong niche strategic positioning, close connections with customers and enduring leadership positions that make them difficult to replicate
- In an increasingly digital world, size, scale and leveraging systems investments matter more than ever
- Our footwear focus enables us to further leverage synergies including digital and systems across our platforms to enhance profitability
- Combination of leading retail and branded businesses provides unique insight into footwear brands, products and consumer trends
- Aspire to grow branded side of business leveraging DTC capabilities for growth, higher margins and better valuation from higher branded multiples
- Footwear growth expected to outpace broader retail and apparel industries

What We Aspire to Do…

Create and curate leading footwear brands that represent style, innovation and self-expression; be the destination for our consumers' favorite fashion footwear

How We Will Achieve Our Aspiration…

Build enduring relationships with our target customers grounded in unparalleled consumer and market insights

Excite and constantly exceed expectations by delivering distinctive experiences and products, using our deep direct-to-consumer expertise across digital and physical channels

2022E EV / EBITDA



12.4x
6.2x
Branded (2)
Footwear Median
Footwear (3)
Retail Median

Source: Company filings and Factset as of 6/18/2021 (1) Footwear retail defined as Journeys + Schuh. Branded footwear defined as Johnston & Murphy + Licensed Brands (2) Includes: CROX, DECK, SKX, SHOO and WWW (3) Includes: BOOT, CAL, FL, GCO, SCVL and DBI

10

…and a Long Term Winner in a Dynamic Retail Sector
Key Themes Driving a Rapidly Evolving Sector
1
Brands increasingly focused on owned direct-to-
consumer (“DTC”) distribution
2
Rapid consumer adoption of digital commerce
3
Declining mall traffic
4
Need for retailers to invest and create seamless omnichannel ecosystems
5 Increased digital, marketing and shipping costs, along with wage inflation, creating sector-wide
6 ation across isure, sneakers, etc.)
Source: Company filings, Factset and Euromonitor Note: Reflects median of each respective peer set (1) Per Euromonitor
Traditional retail continues to undergo significant structural changes
(2) Includes BOOT, CAL, DBI, GCO, SCVL and FL (3) Includes DDS, KSS, M and JWN
(4) Includes ANF, AEO, BKE, EXPR, GPS, URBN, TLYS, and ZUMZ 11
Industry Shift to Digital
Apparel & Footwear eCommerce Penetration % (1)
25%
17%
10%
5%
2010 2015 2019 2020
Significant Sector Margin & Valuation Contraction
Operating Margin % 2014 2019
226 bps 442 bps 142 bps
9.4%
8.1%
7.1% 6.7%
4.8% 5.0%
Footwear (2) Department (3) Mall-based (4) Retail Stores Apparel Retail
Avg.
EV / NTM 6.8x 6.4x 6.7x 5.0x 6.0x 4.2x
EBITDA
Store Closures & Bankruptcies Continue to Shape Landscape

GENESCO

Our Business Is Anchored Upon a Robust, Direct-to-Consumer Platform

Channel Breakdown

~93%

Direct-to-Consumer


Wholesale
7%
eCommerce
25%
FY2021
67%
Retail

Powerful DTC model driven by leading retail brands with growing digital platform

Results At A Glance [1]

37.4 million	**223** million	**253** million	**85** percent	**74** percent
Pairs of shoes sold [2]	Visitors online	Store Visits [3]	Mobile penetration of online traffic	Mobile penetration of online sales

1,460 Retail stores	**96** percent	**87** percent	**80** percent
Across the U.S., Canada, the U.K. and Ireland	Stores EBITDA Positive [4]	U.K. shipments delivered in 2 days [5]	U.S. shipments delivered in 2 days [6]

(1) Results are based upon FY2021 unless otherwise noted. (2) Includes both retail and wholesale sales as of LTM Q1 FY2022. (3) store visit count based on FY2020. (4) For FY2020, based on LTM thru January 2020. Active stores as of 2/1/2020; excludes stores opened during prior 24 months. (5) During the period 1/31/2021 – 6/9/2021. (6) Transit time to customers. Based on actual shipping results as reported by FedEx for the period of January 2020 through December 2020

12

Strong Portfolio of Brands that Resonate with Consumers
Retail Platform (~83% of FY2020 Net Sales) Branded Platform (~17% of FY2020 Net Sales)
The des young adult and teen fashion footwear and partner of choice for leading global brands
Portfolio of leading owned and licensed brands
Strong Strategic Positioning
#1 omnichannel retailer of teen fashion footwear
#1 omnichannel retailer of youth fashion footwear
Deep brand heritage and reputation for quality product
Deep brand heritage since 1853 for Levi’s
Total
FY2020 Net Sales (Pre-Pandemic)
$1.46B
$374M
$301M
$62M
$2.2B
% Consolidated 66.5% 17.0% 13.7% 2.8%
FY2021 eCommerce Penetration (2) Digital Comp
18%
82%
60%
100%
39%
2%
N/A (3)
1% (3)
27%
74%
FY2021 Year-End Store Count
1,159 123 178 N/A 1,460
Key Customer
Youth Customers Aged 13-22
Youth Customers Aged 16—24
Professional
Men & Women
Department, Value / Off-Price and Specialty Stores Customers
Key Brands
Significant Core Brand Overlap
(1) Represents results for Journeys Group (Journeys, Journeys Kids and Little Burgundy) (2) Penetration based upon retail sales only (3) 7% of Licensed Brands sales occur digitally; 1% represents overall digital growth

We Derive Meaningful Synergies Across our Footwear Focused Portfolio
Retail
Vendor Scale
Strategic Consumer Initiatives Insights
Product Digital Insights
Customer Relationship Management
Digital Platform Shared Systems Shared Resources Robust DTC Platform Operational Best Practices Combined Purchasing Scale
Branded
Product Design and Innovation
Strong Trade Integrated Relationships Systems
Global Sourcing Platform

Our Six Strategic Pillars are Designed to Deliver Sustained and Profitable Growth

GENESCO

Organic Growth of Our Five Year Plan

1 — *Accelerate digital to grow direct-to-consumer*

- Optimize the mobile shopping experience and continue to eliminate points of friction
- Launch new payment options and buy now, pay later services
- Invest in more DC eCommerce automation
- Increase and optimize marketing spend to drive traffic

2 — *Maximize the relationship between physical and digital channels*

- Provide a differentiated customer experience that excites and delights
- Expanded new services, e.g., BOPIS, BOSS and HAL to North America [(1)]
- Use network for omnichannel fulfillment; deliver last mile innovation
- Continue to invest in in-store technology to deliver best-in-class customer experience

3 — *Build deeper consumer insights to strengthen customer relationships and brand equity*

- Invest in next-generation CRM and data analytics capabilities
- Launch new loyalty programs in Journeys, Schuh and Johnston & Murphy
- Offer a more personalized customer experience across all touchpoints online and offline

4 — *Intensify product innovation and trend insight efforts*

- Leverage digital investments and consumer insights to tailor product and brand offering across platform
- Refine J&M brand architecture and product assortment (e.g., casual)
- Actively curate brands at retail to capitalize on changing trends and customer feedback
- Leverage Licensed Brands capabilities to expand owned brands penetration

5 — *Reshape the cost base to reinvest for future growth*

- Captured almost $45 million in annual costs savings via two Profit Enhancement Programs (PEP) pre-pandemic
- Targeting $25-30 million in annual savings from current PEP effort
- Actively managing store footprint and portfolio, achieving 20% - 30% reductions on lease renewal rents

6 — *Pursue synergistic acquisitions to enhance growth*

- Approaching reactively rather than proactively until we recover further from the pandemic
- Emphasis on growing our branded platform, leveraging DTC capabilities to enhance growth, improve margins and increase valuation from higher branded multiples
- Leverage portfolio management experience and capabilities

(1) Buy Online Pickup in Store (BOPIS), Buy Online Ship-to-Store (BOSS) and Hold at Location (HAL)

15

Pillar 1: Accelerate Digital to Grow Direct-To-Consumer

GENESCO

Genesco has leveraged significant investments in digital capabilities across the portfolio to drive growth and profits, and to adapt to current shifts in consumer shopping

Digital revenue: FY2018 – FY2021
($, in millions)



31% CAGR
$200
$219
$260
$449
FY2018
FY2019
FY2020
FY2021

% Direct Sales[1]:	10.3%	10.8%	12.6%	27.2%

~$450 million in digital revenue in FY2021 represents an increase of ~125% since FY2018

~75% eCommerce YOY increase in sales in FY2021

Highly profitable channel with double digit operating margins

Building digital capabilities to support shift in consumer shopping behavior

- Journeys, Schuh, J&M and Licensed Brands: Re-platformed and redesigned websites to optimize the mobile shopping experience and reduce points of friction (e.g., improved site navigation and search, enhanced product listings, easier checkout experience)
- Journeys, Schuh and J&M: Launched new payment options (e.g., Apple Pay, PayPal) and Buy Now, Pay Later (BNPL) services (e.g., Klarna, Affirm)

Expanding and upgrading our supply chain to meet rising consumer expectations

- Journeys: Investing in additional distribution center (DC) automation (e.g., bespoke picking module) to double daily outbound capacity of eCommerce to meet peak volume demand
- Schuh: Building mini-DC in Ireland to reduce costs and improve speed-to-market, exposing inventory available for next-day delivery to increase conversion

Increasing consumer engagement through data analytics, digital marketing and CRM initiatives

- Double-digit increase in marketing spend since FY2019, with a significant portion of the additional spend allocated to more measurable digital marketing media (e.g., social media, email, text); increasing spend considerably going forward
- Investment in new roles/skills and better tools to analyze and optimize marketing spend (e.g., building audiences, retargeting consumers, personalizing content)
- Appointed Chief Strategy and Digital Officer in May 2021 to enhance digital focus and progress

(1) Calculated as a % of retail sales

16

Pillar 2: Maximize the Relationship Between Physical and Digital Channels
Genesco is continuing to build on its compelling omnichannel experience by strengthening its strong direct-to-consumer offerings across physical and digital channels
Last Mile Innovation
Investing in systems to provide real-time, universal inventory visibility
Allowing us to leverage all stores for omnichannel fulfillment and to serve customers however they choose to shop (1) :
• Buy Online, Pickup in Store
• Buy Online, Ship-to-Store
• Hold at Location
Enhances customer experience and increases delivery speed
• Have capability to fulfill online orders from stores
• ~80% of U.S. eCommerce shipments delivered within 2 days
• 87% of U.K. eCommerce shipments delivered within 2 days
Digitalization of Stores
Implementing new point-of sale hardware and software to streamline the consumer shopper experience (2)
• Allows store associates to spend more time with consumers
• Increases in-store customer service levels and engagement Other digital tools provide data to improve in-store operations and labor management (e.g., traffic counters and labor optimization software) In-store media integrates external marketing and provides customers a localized store/brand experience
Schuh Oxford Street Store: Large-scale, in-store digital media engage customers and incorporate trend-driven influencer content and brand campaigns. Mobile POS and inventory kiosks enable fast and easy checkout, exchanges and returns without a dedicated cash wrap.
Schuh recognized as a leading UK omnichannel retailer:
Drapers Footwear Awards 2021: Nominated for Multiple Footwear Retailer of the Year
Ampersand 2019 Multichannel Retail Report: #1 Multichannel Retailer
(1) All shipping options listed are available at Schuh now and launching at Journeys in CY2021. BOPIS launching at J&M in CY2021 (2) Mobile capabilities in use at Schuh now, new point-of sale hardware and software, including new mobile devices, launching at Journeys and J&M in CY2021

Pillar 3: Strengthen Customer Relationships and Brand Equity By Developing Deeper Consumer Insights
Connect with our target audience through relevant and authentic brand content and experiences to enhance customer engagement and maintain highly loyal followings and distinct communities around our brands
Selected examples: Journeys
We deliver highly relevant brand content and experiences to drive engagement and create tangible and lasting connections to our brands
Authentic brand content and community-building experiences
Brand messaging anchored by authentic, digital and social marketing content
Experiential and in-person marketing activations deliver tangible and personalized brand experiences (e.g., in-person events, social and influencer content, interactive store contests and giveaways)
Deepening consumer engagement through personalization, loyalty programs, and investment in next generation CRM and data analytics
Investing in next generation CRM systems, improving data analytics and enhancing personalization
Launching new loyalty programs across Journeys, Schuh and Johnston & Murphy
Our customer and brand building activities are demonstrating results
(1) Based on 24,998 survey responses from Journeys shoppers from February 2020 through March 2021 (2) Based on cumulative responses from 724,913 Schuh customers (3) Based on FY2020 data (4) Based on Q1 FY2022 actual results

Pillar 4: Intensify Product Innovation and Trend Insight Efforts

GENESCO

Trend: **Demand for vegan-friendly and more sustainable products**


schuh



Trend: **Demand for performance combined with style and comfort**


JOHNSTON & MURPHY.
WATERPROOF


ADVANCED CUSHIONING
BREATHABLE
SMART DEGREE TECHNOLOGY

Trend: **Shift to more casual and active-inspired wardrobes**


LIVE IN
Levi's


BASS
OUTDOOR



Trend insights shape product innovation and design and drive top-line and bottom-line results

With our combined retail and branded platforms, we stay on the pulse of trends and innovation across the footwear industry

- Changes in consumer behavior and tastes
- Material/component innovation
- Style inspiration from outside of footwear

Armed with these insights, we interpret trends for our target consumer and reflect each brands' unique consumer positioning

- 35% of Schuh's SS21 leather range sourced from Leather Working Group-certified tanneries (1)
- 90% of J&M's current product development focused on casual styles, including performance

Product design and sourcing capabilities provide synergies across our footwear platform, driving sales and capturing higher margins

- Levi's product developed by Licensed Brands sold in Journeys
- Product innovation powering J&M's PIVOT plan
- Schuh MTO (private label) is both a differentiator and a gross margin driver

(1) Leather Working Group is a not-for-profit organization that provides responsible sourcing certifications for the leather manufacturing industry

19

GENESCO

Pillar 5: Reshape the Cost Base to Reinvest for Future Growth

Genesco is committed to continuing its successful retail optimization program

Captured almost $45 million in two Profit Enhancement Programs (PEP) pre-pandemic plus elimination of $9 million in stranded costs from Lids divestiture

$25 - $30 million targeted annual cost savings

- Need for cost savings driven by the accelerated shift to digital commerce
- We have identified numerous savings opportunities across SG&A, Occupancy, and Non-Merchandise Procurement (e.g., reducing costs in logistics, marketing, facilities, and technology)

Reduce costs in physical retail to redirect to digital

- Active management of real estate portfolio to reduce expense and footprint and enhance quality
- 136 stores closed since the end of FY2018
- Ongoing rent negotiations have generated savings of 27% in rent so far in FY2022
- **Rent is ~30% of our cost structure, an area that we are proactively addressing**
- Large rent opportunity exists with **over 40% of the Company's leases up for a lease action over the next 24 months**; targeted store closures and renegotiations are expected to continue to drive expense reduction

Enhanced Retail Flexibility By Reducing Average Length of Renewal (in Years)


2.8
3.0
3.1
(1.5) Years
1.6
2.3
FY2018
FY2019
FY2020
FY2021
FY2022

Significant Savings From Real Estate Portfolio Management

% Straight-Line Rent Savings


13%
8%
8%
22%
27%
FY2018
FY2019
FY2020
FY2021
FY2022
# of Renewals
192
167
160
123
48

20

Our Strategy Has Delivered Significant Free Cash Flow and a Healthy Balance Sheet

GENESCO

Robust Free Cash Flow Generation…

Free Cash Flow *(annual and cumulative)* [1]
($, in millions)



$37
$180
$87
$134
$438
FY2018
FY2019
FY2020
FY2021
Total

- Focused on driving strong free cash flow through profitable growth
- $430mm+ cumulative free cash flow generated between FY2018 and FY2021
- Strong free cash flow generation of $130mm+ during 2020 pandemic (FY2021)

…and Flexible Capital Structure with Strong Liquidity

Liquidity [2]
($, in millions)



Prioritized
Health, safety and wellbeing
Preserving cash
Emerging stronger
$328
$349
$306
$388
FY2018
FY2019
FY2020
FY2021
Liquidity as % of Sales
11%
16%
14%
22%

- Healthy and flexible balance sheet
- Proactive liquidity management has enabled Genesco to navigate challenging environment
  - Conserved capital and reduced operating expenses by 16% during FY2021
- Emerging from the global COVID pandemic in a position of strength

Source: Company filings
(1) Free Cash Flow defined as Cash From Operations less Capital Expenditures. FY2018 and FY2019 cash flow inclusive of Lids
(2) Liquidity defined as cash and cash equivalents plus revolver availability

21

We are Building Long-Term Value by Investing in our Business and Returning Significant Capital to our Shareholders

GENESCO

Investing in Future Growth…

($, in millions)



$42
$16
$26
$30
$10
$20
$24
$14
$10
~$35 - ~$40
~$30
~$5 - ~$10
FY2019 (1)
FY2020
FY2021
FY2022E (2)
New stores and remodels
Omnichannel, IT, DC, and other

- Committed to investing in the business to drive sustainable growth and adapt to evolving consumer trends
- ~$100mm cumulative capex between FY2019 and FY2021
- ~$40mm of capex invested in digital and infrastructure to support omnichannel initiatives between FY2019 and FY2021
- Reduced FY2021 capex due to COVID pandemic

…While Also Returning Significant Capital to Shareholders

Weighted Average Diluted Shares Outstanding
(in millions)



23.0
~(40%)
14.2
FY2016
FY2021

- $530mm+ capital returned
- Deliberate execution of share repurchases over time
- Reduced share count by ~40% FY2016 – FY2021
- Currently $90mm remaining of existing repurchase program

(1) FY2019 capex figures pro forma for Lids divestiture
(2) Excludes projected spend for the new Corporate Headquarters building, which is still in the planning stage. The projected capex for the new HQ in FY2022 is approximately $16mm net of tenant allowance

22

Our Board's Allocation of Capital Demonstrates Accountability and Prudent Stewardship

GENESCO



7%
<1%
~$1 Billion
FY2016 – FY2020
41%
52%
Share repo
CapEx (1)
Acquisitions
Net Debt Repayment (2)

- History of investing in our business and generating strong free cash flow
  - Over $1 billion in capital invested in the business or returned to shareholders since FY2016
- Prioritizing balance sheet flexibility, investment in the business, and active portfolio management, augmented by robust share repurchases

Our Portfolio Evolution



Divestiture
Acquisition
LITTLE BURGUNDY
Togast LLC
$ Total Since FY2016
~$69M
FY 2016
FY 2017
FY 2019
FY 2020
~$200M (3)
Lids Team Sports
SUREGRIP
Lids

February 14, 2018

"We are pleased to see management actively pursuing the monetization of its portfolio, which was a key tenet of our upgrade to Buy..."

– **Janine Stichter and Randal Konik**
*Jefferies Equity Research**

January 21, 2020

"[Togast] provides the entire segment with the capabilities of a full-service sourcing arm, and we expect EBIT will benefit from not only the incremental accretion (undisclosed at this time), but also from legacy revenue layered onto the platform..."

– **Steven Marotta**
*CL King & Associates**

* Permission to use quote neither sought nor obtained.
(1) FY2016 - FY2019 capex figures inclusive of Lids
(2) Debt repayment net of debt raised
(3) Includes $17.7mm from sale of Lids Sports Group headquarters building

23

We Have Assembled the Right Board and Management Team For Continued Success

We Have Done Much of the Hard Work of Refreshing the Board and Management Team to Support Future Value Creation

GENESCO

- Board recognized the need for a strategic transformation to address changes in retail, the increasing importance of digital and the resultant need for scale and systems efficiencies
- The new footwear-focused strategy required different management and Board competencies
- Matthew Diamond elected Lead Independent Director to drive this change
- Under Diamond's leadership, the Board appointed Mimi Vaughn as President and CEO in February 2020 and Board Chair in June 2020 to help drive strategy execution
- Intensified Board refreshment process in 2020
- Added 5 new directors (representing a majority of the Board) since 2019; 4 directors have resigned over the same period including prior CEO

Strategy Based Changes

Feb. 2019	Early 2019	2019	Jan. 2020	Mar. 2020	Early 2021
Completed sale of Lids	Developed 20-point plan related to Schuh turnaround	Developed footwear-focused strategy	Signed Levi's license; closed Togast acquisition	Announced 6 strategic pillars to drive growth over a 5-year plan	Developed PIVOT plan for Johnston & Murphy transformation

Management Changes

June 2018	May 2019	June 2019	Oct. 2019	Feb. 2020	Dec. 2020	May 2021
Mario Gallione appointed new head of Journeys	Mimi Vaughn named COO	Danny Ewoldsen appointed new head of Johnston & Murphy	Scott Becker hired as General Counsel and Secretary	Mimi Vaughn named President and CEO	Tom George hired as Interim CFO	Parag Desai appointed Chief Strategy and Digital Officer

Board Changes

June 2019	Oct. 2019	June 2020	July 2020	Oct. 2020	Spring 2021	May 2021	July 2021
Matthew Diamond elected Lead Independent Director; Joanna Barsh as new Compensation Committee Chair to work with independent compensation consultant hired in 2018	Mimi Vaughn appointed to the Board	James Bradford and Robert Dennis retired from the Board	Mimi Vaughn elected Board Chair	John Lambros appointed to the Board	Formed Board ESG subcommittee and Digital Advisory Committee	Angel Martinez, Mary Meixelsperger and Greg Sandfort appointed to the Board	Marty Dickens and Kathleen Mason will retire from the Board

25

Our Board is Fresh, Independent and Diverse
(1)
S&P 500 (2)
Assessment
Board
(Consumer Sector)
for Genesco
Average Tenure (Years)
5 8
Favorable to Average
Average Age (Years)
61 62
Favorable to Average
Racial Diversity
(% Diverse)
33% 21%
Above Average
Gender Diversity
(% Female)
33% 31%
Above Average
Independence
(% Independent)
89% 84%
Above Average
Genesco performs favorably in all categories when compared against S&P 500 consumer sector companies

Each Director Brings Highly Relevant Skills and Experience…
Mimi Vaughn
• Driving force in leading Genesco’s long-term footwear focused strategy
• Instrumental in positioning Genesco to thrive during the pandemic
Matthew Diamond
• Developed and managed iconic and influential youth brands including “Gossip Girl” and “Vampire Diaries”
• Pioneer in the youth eCommerce space (a key Genesco target demographic)
Joanna Barsh
• Deep experience in retail/consumer sectors, business transformations, and growth and performance improvements from 31 years with McKinsey & Company
• Publicly recognized leader and advocate for Diversity, Equity and Inclusion at work through her award-winning books and programs
John Lambros
• Career focused in the technology and digital space, complementing
Genesco’s focus on digital
• Investment banker, at GCA and formerly with Morgan Stanley & Co., with extensive financing and M&A experience
Thurgood Marshall, Jr.
• Corporate governance expert
with experience crafting guidance
regarding ethics compliance and
corporate governance
• Brings unique perspective to
Genesco from deep experience at
senior levels of federal
government and on public boards
Kevin McDermott
• CPA and qualified NYSE and NASDAQ financial expert with 30+ years of public accounting experience with KPMG
• Chair of Audit Committee with extensive financial reporting experience with public companies
Angel Martinez
• Started, developed, marketed and managed iconic and internationally recognized footwear brands such as Reebok, UGG, Teva, and HOKA
• During his tenure as Chairman and CEO of Deckers, shareholder return was +740%
Mary Meixelsperger
• Deep knowledge of accounting, auditing, internal control and financial reporting, combined with technology experience
• Currently CFO of Valvoline, an automotive services retailer and wholesale business; former CFO of DSW Inc.
Greg Sandfort
• During his tenure as CEO of Tractor Supply, shareholder return was +150%
• Successful track record of implementing a new omnichannel based strategy at Tractor Supply
Please refer to the Appendix (pages 54 -56) for detailed director bios

…Creating a Strong Board With the Expertise Genesco Needs
Skills / Expertise
Public Company Leadership (CEO, CFO or Public Directorships)
9 of 9 directors
Senior Leadership Experience
(C-Suite Executive or Equivalent)
9 of 9 directors
Operations Management
5 of 9 directors
Retail, Brand or Consumer Facing Industries
7 of 9 directors
eCommerce or Digital Experience
7 of 9 directors
Financial, Transactional, Accounting or Regulatory Compliance
Board Diversity
(Gender or Racial / Ethnic)
5 of 9 directors
Our Board has exceptional and diverse skillsets that help drive our long-term footwear focused strategy

The Board Was Instrumental In Our Robust COVID-19 Response
Our Board held 9 extraordinary meetings during FY2021 to address the challenges COVID-19 presented to our business
The Board Helped Preserve Our Financial Position…
“In response to the current business environment as impacted by COVID-19, the Company is taking several precautionary
measures and appropriately adjusting its operational needs,
including a significant reduction of expense…Our Board of
Directors will also temporarily forego their cash
compensation (or stock in lieu of cash compensation) in
support of the Company’s cost-cutting initiatives”
– Press Release as of 03/27/2020
…And Management Further Bolstered the Effort
Our Chief Executive Officer, Mimi E. Vaughn, and a number
her direct reports will receive no salary (effective April 1,
2020) other than an amount covering benefits provided by the
Company. The remainder of her direct reports will receive a
50% reduction in salary (effective April 1, 2020)”
– Press Release as of 03/27/2020
We Protected Our Employees & Community…
“In consideration of the health and well-being of its employees, customers and communities, and in support of efforts to contain the spread of the virus, Genesco, after initially reducing store hours, will temporarily close its North American stores effective today, March 18, 2020 through March 28, 2020”
– Press Release as of 03/18/2020
…And Accelerated Our Digital Transformation
“As many challenges as COVID-19 has created for our company, it has also provided us the real opportunity to transform our business at a faster pace. We’ve learned a lot and will work hard to accelerate the initiatives and investments we plan to achieve these goals and exceed the expectations of the consumer whose needs have advanced”
– Mimi Vaughn, Q4’21 Earnings Call
on 03/11/2021
As a result of Genesco’s immediate action, the company had no employee deaths from COVID-19

Direct Board ESG Oversight to Drive Sustainable Shareholder Value
Newly Formed ESG Subcommittee
For more than 95 years, we have made it a priority to operate with high ethical standards and to serve all of our stakeholders
We recently formed an ESG subcommittee under the Nominating and Governance Committee to provide oversight of our environmental, health and safety; diversity, equity and inclusion; corporate social responsibility; corporate governance and sustainability initiatives
Key ESG Highlights
Implemented Environmental Policy, with Schuh’s operations certified as a Carbon Neutral Organization in 2020 (1)
Recently published a Climate Change Policy that focused on reducing environmental impacts in five key areas: GHG emissions, energy consumption, water usage, waste management, and packaging materials
Robust supply chain and ethical standards with policies ranging from labor standards, human rights, whistleblower protection, etc.
Promoted diversity, equity & inclusion initiatives company- wide, as well as in our communities where we operate
(1) Certification was by Carbon Footprint Limited
Key Subcommittee Leaders
Thurgood Marshall, Jr.
Thurgood has a distinguished career serving as Assistant to the President and Cabinet Secretary in the Clinton Administration, Chairman of the Board of Governors of USPS and as a Partner of an internationally recognized law firm
Served as a former board member of the Ford Foundation, a private foundation with the mission of advancing human welfare, and the
National Women’s Law Center, a not-for-profit that advocates for women’s rights
Joanna Barsh
Joanna has over 30 years of experience advising senior management of big box, luxury, global, and specialty apparel and accessories retailers
Strong advocate for women at work and is the best-selling author of
“How Remarkable Women Lead,” a book focused on women’s leadership
Previously New York City Commissioner on Women’s Issues from
2002-2012
Nationally recognized advisor regarding women’s advancement issues for numerous business and government leaders
Selected Book Covers

Our Strong Corporate Culture Is Rooted in Diversity, Equity and Inclusion
Our Commitment to Diversity, Equity and Inclusion
We are committed to diversity, equity and inclusion:
The majority of our U.S. workforce is female and racially / ethnically diverse
The majority of our Board is also either gender or racially diverse
Our commitment to diversity and inclusion has been publicly recognized:
100% score on 2020 and 2021 Corporate Equality Index (CEI), measuring LGBTQ workplace equality(1)
Our commitment to diversity and inclusion is not only limited to our employees, but also the communities we engage with around the globe:
In the U.S., we actively support organizations such as NAACP,
Nashville PRIDE, YWCA and Women’s Fund
In the U.K., we actively support organizations such as the Proud Trust, the Stephen Lawrence Charitable Trust and The Mix
Both our Board and Workforce are Diverse
31%
Male
Workforce
Gender
Diversity(2)
69%
Female
37%
Workforce
Non-
63%
Racial
Diverse
Racially
Diversity(2)
Diverse
56%
44%
Female
Board
and / or
Diversity
Non-
Racially
Diverse
Diverse
We champion diversity and inclusion in the workplace and empower our employees to be engaged community members
(1) Human Rights Campaign Foundation
(2) Genesco HRIS, April 2021. Data above includes 13,389 US employees (does not include Schuh or Canadian employees)

We Believe Legion’s Baseless Campaign and Underqualified Nominees Would Introduce Significant Risk for Shareholders

We Have Repeatedly Tried To Constructively Engage With Legion and Avoid a Proxy Contest, But Legion Has Refused
We Have Taken Every Possible Action To Engage With Legion Constructively…
After Legion demanded a turnover of a majority of our Board, we expressed our openness to engage and requested that Legion work with us privately; however, Legion launched its pre-planned public campaign within ~1 week without providing any notice
We committed to considering all of Legion’s nominees and requested the ability to interview their candidates as part of the Board’s customary nominee review process
We repeatedly requested feedback on what Legion thought Genesco should be doing differently
We engaged in settlement discussions in which less than a majority of our Board would be replaced
Despite our disappointment in Legion’s unwillingness to engage with us privately, our Board remains open minded to Legion’s input, as we would with all our shareholder feedback
…But At Every Turn Legion Has Refused To Collaborate
Legion refused to engage in any meaningful dialogue before demanding that a majority of our Board be replaced and going public with their proxy fight
Legion refused to share the identity of their nominees with our Board prior to going public, ignored our repeated requests for information on their nominees, and did not allow their candidates to be interviewed
Legion has repeatedly refused or ignored our requests to provide a strategy or business plan despite our repeated requests
Legion would not reasonably engage. Legion’s campaign would result in 100% of our independent directors turning over in less than a 9-month period
– Consequently, the Board would have an average tenure of only 4 months with the longest tenure being 21 months, which represents
Mimi Vaughn’s appointment
Legion has waged a harmful public campaign with specious and misleading attacks, despite our willingness to engage, causing unnecessary disruption and expenses and risking shareholder value destruction
Notwithstanding Legion’s actions, our Board remains willing to continue to seek a path for a reasonable resolution to Legion’s campaign that would result in an outcome that is for the benefit of all Genesco shareholders

We Believe Legion's Campaign Raises Serious Concerns About Their Intentions

GENESCO

1	Legion's Incoherent and Chaotic Strategy	▪ Legion began their campaign seeking to replace 7 of 8 directors while supporting Ms. Vaughn's re-election the entire time, then pivoted to insisting on the retirement of Matthew Diamond and other Board members, then reduced its slate to 4 directors ▪ Legion has publicly supported Vaughn, but failed to acknowledge that the Board, who they seek to replace, has played a key role in establishing and overseeing the footwear-focused strategy that Vaughn is executing
2	Lack of Long-Term Vision for Genesco	▪ More than two months after Legion filed their nomination notice, they have yet to share any business plan, strategy ideas or how their nominees fit into a vision for Genesco's future ▪ Legion has been claiming credit for strategic alternatives ▪ The last time Legion ran a campaign at Genesco, they exited their position after less than 16 months
3	Despite a Majority Refreshed Board, Legion Seeks 100% Change of Independent Directors	▪ Despite claiming they are only seeking to replace a minority of the Board, Legion is actually attempting to force the turnover of 100% of the Board's independent directors in less than a 9-month period, which would lead to an average board tenure of only 4 months ▪ We are not opposed to change, as demonstrated by refreshing a majority of our Board and almost our entire management team in a little over a year and a half, but Legion appears to be focused on more change just for the sake of change – which we believe would be detrimental to our long-term shareholders due to lack of Board continuity
4	Legion's Nominees Would Introduce Significant Risk For Shareholders	▪ Legion has not permitted their nominees to go through our vetting process and we do not know the extent to which they were vetted by Legion ▪ Legion's nominees are underqualified and lack the relevant skills, experience and track records to lead Genesco ▪ Appointing Legion's candidates will disrupt our new footwear-focused strategy, which is demonstrating strong results

34

GENESCO

Legion Has Not Demonstrated That It Is a Long-Term Shareholder; Legion Exited Its Prior Genesco Position After Only 16 Months

Legion's Historical Positions in Genesco


Legion's nominees sat on Genesco's Board from April 2018 to June 2019
No engagement from Legion
% Ownership
0.00%
1.00%
2.00%
3.00%
4.00%
5.00%
6.00%
4.30%
5.19%
5.17%
4.28%
3.91%
--%
4.99%
5.94%
Q4'17
Q1'18
Q2'18
Q3'18
Q4'18
Q1'19
Q2'19
Q3'19
Q4'19
Q1'20
Q2'20
Q3'20
Q4'20
Q1'21
YTD'21
Calendar Year

- ✗ After Legion's 2018 campaign, they began selling out of their position after <u>only 4 months</u> and completely exited their position <u>less than 16 months</u> after settling for board seats
- ✗ Legion has a history of returning to previous investments only to exit shortly thereafter (e.g., Chefs' Warehouse where Legion exited less than 6 months after investing)

Activist Spotlight (1)

CNBC

April 17, 2021

"**<u>There is no reason to think that they have any more commitment to this campaign than they did in 2018</u>**. For one thing, just like last time, they are not nominating a Legion principal to the board. While activists do not always include one of their people on board slates, it is rare that one is not included in a seven-person slate. **<u>Including a Legion nominee would signal a long-term commitment, and this is even more important after their 2018 campaign where they started selling four months after getting non-Legion directors on the board.</u>**"

– **Kenneth Squire**
Founder and Portfolio Manager, 13D Activist Fund

We believe Legion is not a long-term shareholder

(1) Permission to use quote neither sought nor obtained

35

We Believe Legion's Nominees Lack The Relevant Skills, Experience and Track Records To Lead Genesco

GENESCO

Nominee	Qualification Concerns	Genesco's Considerations
Marjorie Bowen	× Short average tenure of ~1.4 years on all 8 boards she has served × Many companies where she served on the board have gone bankrupt, de-listed or had significant stock price decline during her tenure × Does not have retail or eCommerce experience × Deep ties to Legion with 3 board nominations over the past 4 years[1] × Currently serves on a Genesco competitor's Board (Sequential Brands) which raises concerns about competitive trade secrets and maintaining confidentiality; additionally, Sequential Brands is facing a range of governance and operational issues	× Ms. Bowen's history of short board tenures will not help our long-term value creation objective × As a director on a competitor's board, we are unsure where her allegiance would lie × Genesco does not need to add another investment banker given the company in 2020 appointed John Lambros, who has the relevant digital and consumer expertise to complement our strategy; Mary Meixelsperger brings additional corporate finance expertise
Margenett Moore-Roberts	× Does not have public company C-suite leadership experience × Has no public company board experience × Does not have experience in retail, eCommerce or consumer goods × Does not have experience with finance, accounting or compliance × Ties to Legion with 1 board nomination in the past year[2]	× We believe Ms. Moore-Roberts does not have relevant experience to further bolster our footwear focused strategy × Genesco's Board already has two Diversity, Equity & Inclusion champions in Joanna Barsh and Thurgood Marshall, Jr.; Ms. Moore-Roberts' professional expertise is redundant for Genesco

Note: Descriptors of these candidate qualifications is based on publicly available information as they have not been made available for discussion and assessment

(1) Legion has previously proposed Ms. Bowen as a director nominee for their campaigns at Kohl's (2021), Genesco (2018) and Banc of California (2017)

(2) Legion has previously proposed Ms. Moore-Roberts as a director nominee for their campaign at Kohl's (2021)

36

We Believe Legion's Nominees Lack The Relevant Skills, Experience and Track Records To Lead Genesco *(Cont'd)*

GENESCO

Nominee	Qualification Concerns	Genesco's Considerations
Dawn Robertson	✗ Short average board tenure of ~1.4 years on the 2 boards she served ✗ In the last 15 years, Ms. Robertson has held 9 different roles as President, COO or CEO at 9 different companies ✗ Served as CEO and Director of Stein Mart for a ~6 month tenure; company has since filed for Chapter 11 bankruptcy NEW YORK POST: *"Robertson's short CEO stint is not unusual for her — earlier this year, she left her CEO post at UNKNWN, the designer sneaker and apparel company, after one year"(1)* JACKSONVILLE BUSINESS JOURNAL: *"Stein Mart analysts are expecting 'significant shortfalls' in its third quarter results, leading to CEO Dawn Robertson abrupt resignation this week after just six months at the company's helm"(2)*	✗ Ms. Robertson's history of short board and C-suite tenures will not help our long-term value creation objective ✗ Ms. Robertson's poor track record will not add any value to our Board
Hobart Sichel	✗ Does not have prior public company board experience ✗ Does not bring differentiated digital, eCommerce or brand building experience; Sichel's direct eCommerce experience is not recent and was on a much smaller scale than Genesco's business ✗ Lacks experience with finance, accounting or regulatory compliance ✗ Prior to Legion's campaign, Genesco considered Mr. Sichel as a candidate in the board refreshment process, and did not move forward given his narrowly focused skills and experience in digital marketing	✗ Genesco already has a former McKinsey & Company consultant in Joanna Barsh, who served as a Senior Partner for 19 years and was the 4th female partner ever elected globally ✗ We previously decided against Mr. Sichel as a director candidate, do not believe his retail experience is additive to our Board and believe his marketing experience is too narrow for our Board

Note: Descriptors of these candidate qualifications is based on publicly available information as they have not been made available for discussion and assessment

(1) Per New York Post article as of September 30, 2016; permission to use quote neither sought nor obtained (2) Per Jacksonville Business Journal article as of September 30, 2016; Permission to use quote neither sought nor obtained

37

We Believe Legion’s Nominees Lack The Relevant Skills, Experience and Track Records To Lead Genesco (Cont’d)
Legion’s ever-changing slate is a last-minute compilation of nominees
Criteria
Marjorie Bowen
Margenett Moore-Roberts
Dawn Robertson
Hobart Sichel
Principal Footwear Experience
Public Company CEO or CFO Experience
Substantial eCommerce Experience
Public Board Experience
Independent From Legion
Short tenures & poor track record
Has apparent deep ties to Legion
9 jobs in 15 years as President, CEO or COO
Short tenures & poor track record
Only Ms. Bowen and Ms. Robertson have public company experience, but with companies that have a track record of destroying shareholder value and have averaged negative 31% shareholder return(1); these two nominees have collectively been associated with at least 8 bankruptcy filings
Note: Descriptors of these candidate qualifications is based on publicly available information as they have not been made available for discussion and assessment (1) As of June 21, 2021. Total shareholder return calculated over each respective tenure

We Believe Legion's Underqualified Nominees Compare Poorly To The Directors They Seek to Replace

GENESCO

Genesco's Current Directors		Legion's Nominees	
 Matthew Diamond	✓ Developed and managed some of the most iconic and influential youth brands including "Gossip Girl" and "Vampire Diaries" ✓ Pioneer in the eCommerce space for the youth markets ✓ Lead Independent director who has overseen company and Board transformation since 2019	Dawn Robertson	× Reputation for short tenures at companies; she had 9 jobs in 15 years as either a President, CEO or COO × Does not have substantial experience in eCommerce or footwear
 Kevin McDermott	✓ Extensive financial accounting and regulatory reporting experience ✓ 30+ years of public accounting experience with KPMG and a CPA and qualified NYSE and NASDAQ financial expert	Marjorie Bowen	× Many companies where she served on the board have gone bankrupt, de-listed or had significant stock price declines during her tenure × Serves on a competitor's Board that is facing uncertainty in regard to the ability to continue as a going concern × Does not have retail or eCommerce experience
 Thurgood Marshall, Jr.	✓ Corporate governance expert with experience crafting guidance regarding ethics compliance and corporate governance ✓ Significant public service and government experience as Assistant to the President and Cabinet Secretary in the Clinton Administration and Chair of the USPS Board of Governors ✓ Leads the ESG Subcommittee and Diversity, Equity & Inclusion champion	Margenett Moore-Roberts	× Does not have public company C-suite leadership experience and has no prior public company board experience × Does not have experience in retail, eCommerce or consumer goods
 Joanna Barsh	✓ Deep experience in retail / consumer sectors, business transformations, and growth and performance improvements ✓ Fourth woman elected Senior Partner at McKinsey & Company; founded global leadership development program ✓ Publicly recognized leader and advocate for Diversity, Equity and Inclusion at work through her award-winning books and programs ✓ Leads the ESG Subcommittee and Diversity, Equity & Inclusion champion	Hobart Sichel	× Genesco considered Mr. Sichel as a potential director candidate in fall 2020 and did not move forward given his narrowly focused skills and experience in digital marketing × Does not have prior public company board experience × Does not have eCommerce experience with significant scale

Legion is seeking to force the turnover of 100% of the Board's independent directors in less than a 9-month period; this is a concerning amount of change in a such short time period and would result in average tenure of only 4 months

39

Legion’s Slate Would Advance… A Non-Existent Strategy
Genesco’s Strategy
Clearly stated, synergistic six pillar strategy to deliver sustained and profitable growth
Board has core competencies aligned with our strategy to ensure our continued execution success
Our new footwear focused strategy is driving results – before and during the pandemic and most recently reflected in our latest earnings results
Legion’s Strategy For Genesco
None
Legion has failed to present any form of a discernible strategy or business ideas and Legion’s platform appears to be limited to throwing insults at the Company and its directors; additionally, Legion has only reiterated our strategic initiatives, claiming them as “new” and their own

Our Board is the Most Compelling Choice to Deliver Long-Term Value Creation to ALL Shareholders
1 Our Execution – Even During the Pandemic – Has Driven Results
2 We Believe our Strategy And Thoughtful Allocation of Capital Will Continue Creating Greater Value
3 We Have Already Assembled the Right Board and Management Team For Continued Success
4 We Believe Legion’s Nominees Would Introduce
Significant Risk for Shareholders
Vote the BLUE Proxy Card
1)
Re-Elect Genesco’s Directors
2)
Approve proposed Say-on-Pay for
executive compensation
3)
Ratification of the Appointment of
Auditors
We strongly urge you to reject Legion’s self-serving campaign for unwarranted change and vote on the BLUE Proxy Card for all of Genesco’s proposals; Genesco has demonstrated its own change having recently refreshed the majority of the Board and Management in the past 18 months

Appendix: Business Strategy

We Live Our Values Everyday
Our Values
1
Act with passion and compete to win
2
Treat our customers and each other with integrity, trust and respect
3
Create an unrivaled home for talent and diversity to grow and succeed
4 Never stop being curious; innovate and improve endlessly
5
Be nimble and react fast
Our Values In Action
Our Own Signature Community Programs (1)
Community Sponsorship & Leadership (2)
Community Recognition
(1) Programs and/or events organized by Genesco (2) Non-profit organizations to which Genesco makes corporate contributions or in-kind donations, for which our employees volunteer and/or for which our employees serve in leadership roles

Key Strategic Initiatives By Business

GENESCO

Retail Platform



Journeys

- Grow sales by **retaining and building upon recent digital gains**, and **taking market share** as industry consolidates
  - **Attracting new to file customers online** (large portion of online transactions coming from new customers)
  - **Competitors downsizing** (e.g., Nordstrom, Macys, Robert Wayne, Aldo)
- **Right-size occupancy costs and close less-productive locations** (impact ~42% of 1,143 store leases over the next 24 months)
- **Test new real estate**
- **Increase operating margins** by further automating supply chain and selling brands licensed/acquired by Genesco schuh

schuh

- **"20 Point" Plan** to restore operating income, grow sales and boost ROIC
  - **Product.** Leveraging global brand relationships to enhance assortment and relaunching MTO to boost margins and differentiate the brand
  - **Marketing/CRM.** Investing in next generation CRM and launching new loyalty program
  - **Increasing sales per square foot.** Driving sales and conversion through in-store personnel
  - **Reducing costs and rationalizing real estate.** Able to impact ~51% of 123 stores by FY 2024
- **Take market share** from competitors (e.g., Office, Debenhams, Clarks)

Branded Platform


JOHNSTON & MURPHY

JOHNSTON & MURPHY
SINCE 1850

- **"PIVOT" Plan** to rebuild revenues and operating income back above pre-pandemic levels and beyond
  - Product evolution
  - Increased brand awareness
  - Value our customers
  - Online growth
  - Take back our profits
- **Continue to grow as a lifestyle brand**
  - Category expansion (e.g., apparel, accessories)
  - Wearing occasions (e.g., golf, sport)
  - Segments (e.g., boys, women)
- **Reset occupancy costs** (impact ~46% of 178 store leases over the next 24 months)

Levi's
DOCKERS
EST. Bass 1876

Licensed Brands

- **Drive profitable sales and operating income growth** across the brand portfolio
  - **Expand Levi's footwear business,** e.g., new channels/categories
  - **Grow in value and off-price retail channels** (e.g., T.J.Maxx, Marshalls, Costco)
  - **Improve operating margins** leveraging greater sourcing scale
  - **Optimize product development and design capabilities** (via integration of Togast)
  - **Accelerate ecommerce growth** (e.g., sell direct to consumers via multiple online marketplaces: Amazon, Walmart, Target, eBay and Sears)

44

Journeys Group Opportunity

GENESCO

Strategic Focus

Market consolidation – build upon the gains achieved during the pandemic – market disruption provides more opportunity

Digital – with lowest digital penetration of our businesses, largest opportunity for growth

CRM – data-driven insights from customer purchase history, foundation for loyalty program

Real Estate – focused on right-sizing rent based upon current and projected traffic levels

Opportunity to Reset Occupancy Costs

- Able to impact **~42% of our 1,143 store** leases over the next 24 months
- **97% of Journeys stores EBITDA positive** in FY2020, based on LTM thru January 2020

Key Performance Data

Historical Sales ($mm)



$1,252
$1,252
$1,329
$1,420
$1,460
FY2016
FY2017
FY2018
FY2019
FY2020

Historical Comparable Sales (%)



1%
4%
11%
6%
10%
9%
7%
7%
4%
4%
1%
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
FY2018
FY2019
FY2020

11 consecutive quarters of comp sales growth pre-pandemic

Destination for Young Adults and Teens

- **34% of primary teen target consumer segment** say Journeys is "their go-to shoe store"
- **24% of secondary teen target consumer segment** say Journeys is "their go-to shoe store"
- NPS score of 88; Bizrate score of 9.1 / 10

Strategically Positioned in the Marketplace

"Looking forward, Journeys should remain positioned to benefit from tailwinds for comfort/casual footwear styles, plans to roll out a new loyalty platform, and efforts to enhance omni-channel capabilities (BOPIS, curbside) and digitize store interactions (new POS hardware/software to enable mobile checkouts).

Journeys well positioned.... Via effective merchandising and improved marketing efforts, Journeys has generally delivered consistent same-store sales performance including average comps +mid-single-digits in recent years."

– Jonathan R. Komp
*Baird Equity Research**
March 11, 2021

Source: Company filings and management reports, proprietary consumer research, analyst reports
*Permission to use quote neither sought nor obtained

45

GENESCO

Schuh Opportunity

Strategic Focus

Market consolidation – build upon the gains achieved during the pandemic – market disruption provides more opportunity

Margin enhancement – increases will be driven by assortment expansion and increased penetration of private-label product

Loyalty Program – FY2022 launch is next step of new CRM system initiated in FY2021

Real Estate – strategic property focus, renegotiate/close unfavorable leases

Improve profitability to historical levels with digital growth and cost right-sizing

Opportunity to Reset Occupancy Costs

- Able to impact ~51% of our 123 store leases in FY 2022 through FY 2024
- 88% of Schuh stores EBITDA positive in FY2020, based on LTM thru January 2020

Key Performance Data

U.K. Market Share (%) (1)


2.1%
+10bps
#10 footwear retailer in U.K.
2.2%
FY2020
FY2021

Digital Penetration (%)


26%
+2.3x
60%
FY2020
FY2021

Advanced Digital / Omnichannel Abilities - Winner of Multiple Industry Awards (3)

- **Ampersand 2019 Multichannel Retail Report:** schuh #1 Multichannel Retailer
- **Drapers Footwear Awards:** Multiple Footwear Retailer of the Year 2017
- **Retail Week Awards:** Employer of the Year 2017

Outstanding Consumer Experience(2)

- 92% of customers are happy with Schuh's overall service experience
- 93% of customers said they had an easy experience when shopping with Schuh

Strong Long-Standing Brand Partnerships

"Schuh is a great partner and has been for many years. We value their collaboration and creativity, and the synergy and shared values we have between our brand and Schuh as a retailer. Their renewed focus on the digital experience and emphasis on putting purpose into action for the consumer has evolved and enriched the ways we have been working together in recent years, always underpinned through their well-positioned store estate and brilliant, consumer-minded, staff."

– **Becky Bowler**
Sr. Marketing Manager, Strategic Accounts, Vans

VANS

"We have a longstanding, collaborative relationship with Schuh and our brand values around progress and collaboration are closely aligned."

– **Ben Stott**
Commercial Director - UK & Ireland, Converse

CONVERSE

Source: Company filings and management (1) Stores open only 58% of possible days (source: Kantar) (2) Based on cumulative responses from 724,913 Schuh customers (3) Not exhaustive

46

GENESCO

Johnston & Murphy Opportunity

Strategic Focus

Product evolution and category expansion – continued focus on casual and casual athletic footwear and apparel

Increase brand awareness – move perception of the brand and increase awareness of casual and casual athletic

Digital – expand on success in this channel, further connect physical to digital

Return to profitability – rebound to historical levels of revenue, gross margin and reduce expenses, especially rent

Strong Performance In All Channels

FY 2011 – FY 2020 Average Annual Sales Growth (%)

3.6 percent	8.7 percent	5.3 percent	5.9 percent
J&M Stores Comp	J&M Online Comp	Wholesale Accounts	Total J&M Brand

Key Performance Data

Evolution of Sales Mix by Style (%)



27%
35%
38%
52%
28%
21%
FY2014
FY2021
Dress
Dress Casual
Casual

Evolution of Sales Mix by Product (%)



65%
15%
20%
59%
10%
31%
FY2014
FY2021
Apparel
Accessories
Footwear

Beloved Lifestyle Brand

- **His "wear to work" favorite:** 38% of J&M buyers name J&M as their favorite wear-to-work shirt brand
- **His "go to" casual brand:** 79% of J&M buyers wear J&M shoes regularly for casual occasions

Track Record of Sustained Growth Pre Pandemic

(millions)



Sales
$166
$301
FY10
FY20

Opportunity to Reset Occupancy Costs

- Able to impact ~46% of our 178 store leases over the next 24 months
- 92% of J&M stores EBITDA positive in FY2020, based on LTM thru January 2020

Source: Company filings and management reports, proprietary consumer research and FY20 consumer data

47

GENESCO

Licensed Brands Opportunity

Strategic Focus

Growth – capitalize on Levi's license and "re-launch" brand, expand all brands with more value channel customers, acquire new licenses

Digital – expand digital presence on 3rd party sites and through Nashville Shoe Warehouse

Increase productivity and profitability – further leverage sourcing scale and buying power

Product development – optimize global capabilities

Extensive Digitally-Native Capabilities

- **$7 million** in digital revenue in FY 2021
- Sell direct to consumers via **multiple online marketplaces:** Amazon, Walmart, Target, eBay and Sears
- **Dropship** for wholesale .com accounts

Key Performance Data

Historical Sales ($mm)


$110
$106
$90
$73
$62
$100
FY2016
FY2017
FY2018
FY2019
FY2020
FY2021

Portfolio of Brands

Brand	Description
DOCKERS	Strong legacy brand; part of the GCO portfolio for three decades
Bass	Acquired in conjunction with Togast acquisition; iconic American brand with strong consumer recognition
Levi's	Acquired concurrently with the Togast acquisition; significant brand equity

Integrated Licensed Footwear Platform

Offer brand owners and retailers a full-service and flexible set of footwear capabilities, e.g.,

- **Product Design:** In-house design resources both in the US and in Asia
- **Sourcing:** Network of factory partners across Asia
- **Supply Chain:** In-house and 3rd-party supply chain infrastructure
- **Wholesale and Direct-to-Consumer Sales:** Able to capture all selling opportunities

Focused on Winning Retail Channels/Formats

Channel	Retailers
Online	amazon, Zappos
Off-Price	TJ·maxx, ROSS, Marshalls, Burlington
Value	Walmart, Costco, Target, Sam's Club
Department / Family	KOHL'S, SHOE CARNIVAL, Famous Footwear

Source: Company filings and management

48

We are a Key Partner Within the Footwear Industry
“We value our continued partnership with Genesco. Genesco’s portfolio of brands—Journeys and Schuh—play a strategic role connecting our brand with key consumers. Genesco’s unique retail experiences in the
U.S., Canada and the U.K. elevate our brand stories and serve our key audiences. We look forward to many more years of mutual success.”
– G. Scott Uzzell
President & Chief Executive Officer, Converse
“We work closely and extensively with Genesco formats in North America and Europe. We have had a long history of brand partnership that has been driven by the clear, targeted, and unique consumer strategy that Journeys and Schuh execute. They back this up with a fantastic team of merchants and store associates supported by a best-in-class supply chain and logistics operation. Our brand has benefited greatly from this for many years and long may it continue.”
– Leslie Lane
Americas President, Dr. Martens Airwair
“For decades, Vans’ relationship with Journeys has exemplified the power of a sincere and meaningful partnership. We have helped to elevate one another’s brands, developed and multiplied our shared interests, and provided each other with powerful paths to growth. Today, with the global additions of Schuh, Vans is proud to call these Genesco banners collectively our #1 partner, and we receive the same back from these outstanding retailers.”
– Doug Palladini
Global Brand President, Vans
“Genesco is a key partner in our global omnichannel distribution strategy. Through our strong partnership that has grown over the course of more than a decade, Journeys and Schuh, with their differentiated customer experience in important markets in North America and the U.K., provide us unique access to a youth demographic which further enhances the growth and brand equity of our UGG and Teva brands.”
– Dave Powers
Chief Executive Officer and President, Deckers Brands
“Johnston & Murphy has consistently been a top-performing men’s footwear brand for us. What is exciting to see is how positively the consumer has embraced Johnston & Murphy’s more casual footwear styles and related apparel, extending beyond its historical strength in wear-to-work footwear.”
– Alex Dillard
President and Director, Dillard’s
“The addition of the Levi’s license to Genesco’s brand portfolio is a great example of an on-trend brand that is in demand by consumers. Genesco’s line of Levi’s footwear fits squarely with consumers’ shift to more casual and active lifestyles and their continued focus on great value.”
– Clifton E. Sifford
Vice Chairman and Chief Executive Officer, Shoe Carnival

Enduring and Distinctive Footwear Concepts That
Uniquely and Authentically Serve Young Adults and Teenagers
Both Journeys and Schuh were
founded in the 1980s…
…and remain a destination for fashion
footwear
Both concepts remain relevant by constantly adapting to
changes in youth culture, fashion and brand preferences
Journeys has achieved positive or flat comparable sales for 21 of 26 years leading up to the recent COVID-19 pandemic
Journeys and Schuh are laser-focused on the younger demographic and offer an inclusive, cool, and energetic customer experience that provides access to relevant, in-demand, fashion and lifestyle brands
Journeys and Schuh merchandising strategy is a competitive advantage, with an edited assortment that is always changing, as brands rotate in and out of style
Our competitive strategy is driven by our unique ability to effectively manage this change and remain relevant to our fashion- fickle customers

We Realize Substantial Synergies Within Our Footwear Focused Portfolio

GENESCO

Synergy Example Within Our Retail Platform: Schuh Kids Based On Journeys Kidz


schuhkids



- When Genesco acquired Schuh in 2011, Schuh had no stand-alone Schuh Kids store and no dedicated Schuh Kids "shop in shop" departments or dedicated kids display towers
- Today, Schuh operates both stand-alone Schuh Kids stores, as well as Schuh stores with Schuh Kids "shop in shop" departments or dedicated kids displays. A substantial portion of Schuh FY2021 sales was in kids
- The kids component of our retail platform is an important strategic driver for both brands:
  - Builds relationship with core target consumer earlier
  - Increases customer lifetime value
  - Strengthens "partner of choice" relationship with global brands

Synergy Example Across Our Retail and Branded Platforms: Extensive Shared Systems and Resources Plus Combined Purchasing Scale[1]




JOHNSTON & MURPHY

Shared Systems
- Point of Sale solutions (hardware and software)
- Order Management and Inventory Locator systems
- Human Capital Management and Payroll systems
- Technology Infrastructure (e.g., store networks, data center)

Shared Resources
- Retail Audit and Loss Prevention
- Real Estate and Store Planning and Construction
- Information Technology and Cybersecurity
- Human Resources
- Logistics

Combined Purchasing Scale
- Store Supplies (GNFR[2]) and Store Maintenance
- Parcel Carrier Contracts
- Employee Benefits (e.g., medical, dental, retirement)
- Technology vendors/service providers
- Real Estate and Store Planning and Construction

(1) Not exhaustive (2) GNFR: Goods Not For Resale

51

Our Return of Capital Exceeds That of Our Peers
Return of Capital (CY2016 – CY2019) (1)
104%
We have returned over 100% of our Free Cash Flow to our shareholders
82%
74%
70% 69% 69%
Footwear (4) Mall-based (2) Department (3) Branded (5) Branded (6) Retail Apparel Retail Stores Footwear Apparel
Source: Factset
Note: Reflects median of each respective peer set. Reflects calendarized metrics for peers and FY metrics for GCO (1) Calculated as 2016 – 2019 cumulative Share Repurchases + Cash Dividends / cumulative Free Cash Flow (CFO-Capex) (2) Includes ANF, AEO, BKE, EXPR, GPS, URBN, TLYS and ZUMZ
(3) Includes DDS, KSS, M and JWN
(4) Includes BOOT, CAL, DBI, SCVL and FL
(5) Includes WWW, SHOO, SKX, CROX and DECK
(6) Includes GES, LB, VRA, LEVI, PVH and RL

Appendix: Board of Directors

Our Board Provides Relevant Perspectives For Our Long Term Strategy…
Mimi Vaughn
President, CEO and Board Chair of Genesco
President, CEO and Board Chair of Genesco since 2020
In her current roles, Vaughn provides executive insight over day- to-day operations and progress towards strategy execution;
Vaughn’s extensive history with Genesco over the last 18 years provides her with a unique view of the Company’s evolution
Vaughn has served in various leadership positions with Genesco, including as CFO and COO
Prior to her leadership roles, Vaughn served within the
Company’s Strategy and Business Development department from 2003 – 2015, gaining years of experience developing and executing corporate strategy through changing market conditions and consumer demands
Vaughn has been an essential driving force in leading Genesco’s long-term footwear focused strategy
Vaughn has made several key additions to the Genesco team which help drive the footwear focused strategy: Thomas George as interim CFO and Parag Desai as Senior Vice President and Chief Strategy and Digital Officer
During COVID-19, Vaughn enacted a pandemic response plan which has positioned Genesco for success and led to positive returns coming out of the pandemic
Matthew Diamond
Lead Independent Director of Genesco
As Lead Independent Director, Matthew Diamond provides independent oversight, backed by years of experience in all core competencies essential to driving Genesco’s new footwear focused strategy
Diamond has driven the change in strategy, management and the board since appointment to Lead Independent Director in 2019
As an operator, investor, and entrepreneur, Diamond has 25+ years of digital media and retail experience, primarily focused on the youth market
Diamond has managed some of the largest youth brands of the last quarter century including, Delia’s, CCS, Honest Trailers,
“Gossip Girl”, “Sisterhood of the Traveling Pants”, “Vampire Diaries”, “Pretty Little Liars”, and Channel One Media
During his tenure at Alloy as Founder and CEO, Diamond was a pioneer in the eCommerce space for the youth markets; Alloy became one of the first multichannel retailers with stores, catalogs, and an eCommerce website
During his career, Diamond oversaw multiple transactions such as
Alloy’s IPO and merger with Break Media to form Defy Media, brand acquisitions and business segment spin-offs
During his early career, Diamond had experience working overseas, gaining important perspectives on how to manage an international business
Joanna Barsh
Director Emerita at McKinsey & Company
Director Emerita at McKinsey & Company, a global management consulting firm
As a Senior Partner at McKinsey & Company, Barsh counseled over 100 companies, organizations and governments in the retail, consumer products, direct selling, private equity, and media sectors on strategic and operational issues
Through her three decades of experience, Barsh has gained valuable insights helping management teams and boards identify market opportunities, implement strategies, execute business transformations and navigate industry transitions
Barsh has been a strong advocate for women at work through her award winning books on women’s leadership, including ‘How
Remarkable Women Lead’
Additionally, Barsh served on NYC’s Commission on Women’s
Issues for a decade, invited by Mayor Bloomberg
Barsh led ground-breaking research for The Wall Street Journal’s
Women in Econ Task Force and for the U.S. Chamber of Commerce
Barsh is also a member of former Secretary Clinton’s
International Council of Women Business Leaders, co-chairing its Leadership Working Group

…Driven by a Dynamic and Diverse Set of Returning Board Nominees…
John Lambros
President and Head of Digital Media Banking of GCA-U.S.
Director at GCA, a global investment bank and public company; President and Head of Digital Media Banking of GCA-U.S.
As an investment banker, currently with GCA and formerly with Morgan Stanley & Co., Lambros has led more than 250 public and private market financings, merger and acquisition transactions, recapitalizations, joint ventures and senior and subordinated debt financings
Throughout his career, Lambros has been an active advisor to and investor in the digital media, e-commerce and emerging technology markets, working with some of the leading, global public and private companies across the entire digital sector
Over the last 15 years, Lambros has been an angel investor in several technology and consumer brand startups
Early in his career, Lambros served as Senior Vice President of Business Development at Into Networks, a broadband technology company, where he was instrumental in raising funds from strategic investors, negotiating more than 50+ different content and distribution licensing deals and selling the company
Lambros has extensive corporate finance, transactional, retail, digital media and emerging technology experience
Lambros has experience overseeing an international business, like Genesco
Thurgood Marshall, Jr.
Director at CoreCivic
Director at CoreCivic, a full-service corrections management and real estate solutions provider
Thurgood has served in government positions at the highest levels and is deeply familiar with public policy and the regulatory process; he has a distinguished career serving as Assistant to the President and Cabinet Secretary in the Clinton Administration and the Chairman of the Board of Governors of USPS
Former international Law Partner of Morgan, Lewis & Bockius
During nearly two decades as an international law firm partner, Thurgood represented witnesses and companies involved in congressional investigations and he counseled clients engaged in public policy
Marshall has authored guidance regarding ethics compliance and corporate governance and developed legislative and regulatory strategies for clients involved in corporate mergers, professional and amateur sports, commercial aviation, utility and banking regulation, pharmaceuticals, and legal process reforms
Marshall has extensive experience with corporate governance, ethics, and risk management and has served on audit committees and managed board interests in response to shareholder litigation
Kevin McDermott
Director at Daktronics
Lead director at Daktronics, a global manufacturer of electronic scoreboards and display systems
McDermott formerly served as a Partner of KPMG, an internationally recognized auditor, and Chief Audit Executive at Pinnacle Financial Partners, a Nashville based bank holdling company
As a CPA and qualified NYSE and NASDAQ financial expert, McDermott currently serves as the Chair of the Audit Committee for both Daktronics and Genesco
During his 33 year career at KPMG, McDermott served in key capacities, including as Audit Engagement Partner, SEC
Reviewing Partner, Professional Practice Partner, and Audit Partner in the firm’s Office of General Counsel
In addition to fulfilling professional obligations related to audits of financial statements and internal control over financial reporting, McDermott assisted clients with financial and operational issues, acquisition due diligence, personnel performance, and corporate governance
McDermott has extensive experience in oversight and knowledge of accounting, auditing, and internal control over financial reporting by publicly-traded companies

…And Refreshed With Strong, Experienced Directors in 2021
Angel Martinez
Former Chairman and CEO of Deckers
Throughout his career, Martinez started, developed, marketed and managed numerous portfolios of brands such as UGG, Teva, HOKA, and Reebok’s Freestyle aerobic shoe, many of which became internationally recognized and award winners
During his tenure as Chairman and CEO of Deckers, a publicly traded company with a market cap of ~$10bn, the Company was honored as the “Company of the Year” by both Footwear News and Footwear Plus and Outside Magazine’s “Best Places to Work”
At Deckers, Martinez helped grow the company’s investments in its direct-to-consumer platform and enhanced omnichannel capabilities allowing the Company to increasingly engage existing and prospective consumers in a more connected environment
Martinez served as a founding employee, EVP and Chief
Marketing Officer for Reebok International for over 20 years; the Company reported total revenue of ~$3.0bn in Martinez’s final year
Martinez currently serves as a director at Korn Ferry, a global organizational consulting firm
Previously served as a director at Deckers, a footwear designer and distributor, and Tupperware Brands, a global consumer products company
Mary Meixelsperger
CFO of Valvoline
Meixelsperger brings to Genesco a wealth of experience in finance, accounting, regulatory reporting, treasury and financial planning and analysis, risk management, business development and technology stemming from her tenures as CFO of multiple private and public companies
As the current CFO of Valvoline, a publicly traded company with a market cap of ~$6bn, Meixelsperger has been a key part of the team that has generated positive shareholder returns since the company was spun-off in 2016
Additionally, Meixelsperger has been instrumental in Valvoline’s corporate development, resulting in nearly 500 new, additional Valvoline Instant Oil Change retail stores in the past 5 years
Meixelsperger has extensive transaction and integration experience stemming from her work on Valvoline’s spin-off from Ashland Global and managing subsequent bolt-on acquisitions
Prior to joining Valvoline, Meixelsperger served as SVP and CFO of DSW (now Designer Brands), a publicly traded footwear retailer with a market cap of ~$1bn
Meixelsperger serves as Vice Chairman for United Way of the Bluegrass, continuing a long-held career commitment to supporting United Way’s mission
Greg Sandfort
Former President and CEO of Tractor Supply
Over 40 years of experience in the retail industry; brings broad experience in retail, merchandising, marketing, brand management, operations and logistics, strategic planning and human resource management
During his tenure at Tractor Supply, a publicly traded company with a market cap of ~$22bn, Sandfort served in many leadership roles including as CEO, President, COO and Chief Merchandising Officer
Sandfort’s broad-based experience in the retail industry, understanding of customer dynamics and shifting consumer preferences were critical in the development and execution of the company’s ONETractor strategy: an omnichannel driven strategy which offered a seamless experience by targeting integration of both physical and digital operations (e.g., mobile POS, BOPIS, etc.)
Sandfort has served in various leadership roles at Michaels Stores
(President and CEO), Kleinert’s (Co-CEO and Vice Chairman), and Sears (Vice President)
Sandfort currently serves as lead independent director at WD-40, a manufacturer of household and multi-use products
Previously served as a director at Tractor Supply, a home improvement retailer, and Kirkland’s, a home décor retailer

Appendix: ESG

Genesco’s Strong Governance Practices
Board Accountability,
Leadership
Annual director elections
Annual director assessment
and determination of Board
leadership structure
Lead Independent Director
with strong role and
significant governance
duties, including agenda-
setting and leadership of
Executive Sessions of
independent directors
Strong independent board
committees
(1) Based on the Company’s proposed slate of directors
Shareholder Rights
No poison pill or differential voting stock structure
Shareholder right to call special meetings (10% threshold)
Shareholders can amend the bylaws by simple majority vote
Board Evaluations, Refreshment, Diversity
Balance of new and experienced directors
Proactive commitment to diversity: 33% of directors are women and 33% are racially/ethnically diverse (1)
Annual Board and committee self-assessments
Annual independent director evaluation of CEO performance
Director Engagement, Access
Active director engagement approach with shareholder ability to contact directors
All directors attended our 2020 Annual Meeting of Shareholders to be available to respond to any shareholder questions
Significant interaction with senior business leaders through regular business reviews
Directors have ability to hire outside experts and consultants and to conduct independent investigations

Genesco’s Commitment to ESG
At Genesco, we focus on quality, diversity, integrity, and sustainability in the production, supply chain, and sale of our footwear focused products, by demonstrating the utmost respect for our employees, customers, trade partners, and communities
We developed our ESG approach by using aspects of the Sustainability Accounting Standards Board (SASB) framework, among others, and intend to report how we oversee and manage ESG factors material to our business under SASB and other ESG frameworks
ESG Pillars Genesco’s Approach
Our Impact on the Environment
Schuh’s operations certified as a Carbon Neutral Organisation in 2020, along with reducing emissions by 70% and utilizing 100% recycled bags in stores (1) Implemented environmental and climate change policies, along with requiring all suppliers to comply with the policies 200,000 pairs of Johnston & Murphy XC4 shoes utilized 300,000+ recycled plastic bottles, or 1.6 recycled bottles per pair Recently published Climate Change Policy with commitment to lessening GHG emissions, limiting non-renewable energy consumption, reducing water usage, diverting waste from landfills, and reducing packaging materials.
Our Impact on the Stakeholders
Actively supporting the following organizations: Human Rights Campaign, NAACP Legal Defense and Education Fund, Nashville Pride, Nashville LGBT
Chamber of Commerce, Women’s Fund, and many more organizations as these initiatives are integral to our core values
Developing DEI training in foundational areas for leaders and employees
In response to COVID-19, made footwear donations to the Middle Tennessee community, including Metropolitan Nashville and Wilson County public schools, frontline healthcare workers, and Soles4Souls During COVID-19, donated 25,000 square feet of warehouse space to the Tennessee Emergency Management Agency for the area’s emergency supplies
Our Governance Strategy
Formed an ESG subcommittee under the Nominating and Governance Committee to oversee monitoring and reporting in respect to ESG matters and advise the Board on shareholder concerns and proposals related to ESG
Created and updated policies and disclosures on Anti-Corruption, Antitrust, Political Donations, and Internal Monitoring, Whistleblower, or Reporting Systems, and more Published a comprehensive human rights policy in 2021, guided by the United Nations Guiding Principles on Business and Human Rights, UN Universal Declaration of Human Rights, and the Organization for Economic Cooperation and Development (OECD) Guidelines for Multi-National Enterprises
(1) Certification was by Carbon Footprint Limited

Genesco Compensation Program Rewards Profitable Growth and Returning Capital to Shareholders
Overview
Annual incentives awarded based on improvements in Economic Value Added (EVA) (1) or Economic Profit (high shareholder alignment)
EVA = Net Operating Profits After Tax (NOPAT) – (Total Capital Invested x Weighted Average Cost of Capital (WACC)). EVA is both a source of value and a measure of performance
Program rewards Management for creating sustainable shareholder value by maximizing net operating earnings less the cost of capital used to produce those earnings. Program also encourages the return of capital to shareholders (high shareholder alignment)
Our compensation philosophy
Genesco targets base salaries at or below the median of peer group
Design incentives motivate exceptional performance, reinforcing business objectives
Bonuses earned can be zero/negative if EVA improvement targets not achieved
Strong compensation governance policies, including anti-hedging and clawback policies. Excess performance subject to clawback feature if EVA improvements not sustained over multiple years
Why the Committee uses EVA
EVA aligns executives with interests of long-term shareholders, is based on investor expectations and takes a multi-year view
Plan design ensures long-term focus on shareholder value creation, with limits on payouts in good performance years disincentivizing risky executive behavior and actions
Compensation actions in pandemic year
Base salary
• CEO temporarily took no base salary other than an amount covering benefits and received only 77% of her base salary for FY21 (2)
• In addition, for part of the year, Named Executive Officers (NEOs) all took salary cuts ranging from 50% to 100% of base salary in FY21 (2)
• Directors agreed to forgo cash retainer or restricted stock compensation in lieu of cash for part of the year (3)
Annual incentive plan (bonus)
• Committee maintained EVA program to ensure shareholder alignment
• No adjustments to formulaic outputs with no incentive payouts awarded to executive officers under the plan
• Significant increase in negative Bonus Banks as a result of pandemic impact on NOPAT and resulting reduction in EVA
(1) EVA is a trademark of Stern Stewart & Co. EVA equals Net Operating Profits After Tax (NOPAT) less a Capital Charge. The Capital Charge is calculated by multiplying the company’s Weighted Average Cost of Capital (WACC) times the Total
Capital Invested to earn the NOPAT. Please refer to the Company’s proxy statement for further details on the calculation of NOPAT. (2) Mimi Vaughn voluntarily suspended her base salary, taking only an amount covering benefits, as of April 1,
2020. Her base salary was gradually restored during the year and as of October 2020, she began receiving her full salary. Ms. Vaughn’s direct reports also took salary cuts during this same period. (3) Director compensation was suspended as of April 1, 2020 and, after partial restoration on June 25, 2020, it was fully restored effective October 1, 2020

Genesco Compensation Program Garnered Overwhelming Support From Shareholders and Leading Proxy Advisors ISS and Glass Lewis
2020 Proxy Advisor Pay-For-Performance analysis (1)
ISS 2020 Research Report
Genesco
Glass Lewis 2020 Research Report
Genesco
Compensation program ensures shareholder alignment and drives long-term focus
Shareholder    Long-Term
Feature
Alignment    Focus
Management penalized for underperformance in the form of negative bonus awards that are “banked”
A portion of awards for excess performance are “banked” and not fully paid out in the year earned, and remain at-risk in future years if performance is not sustained, ensuring no windfall payouts
For “banked” positive bonuses to be paid, management must either sustain past performance or continue to outperform in future years
(1) Source: ISS and Glass Lewis 2020 research reports
Shareholder and proxy advisory support for Say on Pay (by calendar year)
5-year average Glass
95% ISS Lewis
2016     98%
2017     96%
2018     94%
2019     94%
2020     95%
0%    30% 60% 90%

Appendix: Legion Campaign

Legion’s 2018 Campaign At Genesco Was A Serious Distraction To
Our Employees, Harming Our Ability to Operate Effectively
Legion Negatively Impacted Employee Engagement
Employee engagement is core to executing on our strategy
During the term of Legion’s share ownership, Genesco’s Employee Engagement Scores reached their lowest levels since the Company began its employee engagement survey
Genesco’s current employee engagement scores are at record high levels, with employees recognizing the benefits of the Company’s footwear focused strategy, effective and nimble pandemic response and strong operating results
Genesco’s Employee Engagement Scores Over Time
Target for healthy employee engagement
70%
2017 72% 2018 66% 2019 73%
2020 81%
As reported in our strong earnings, Genesco’s strategy is working; we cannot risk losing momentum due to a distracting proxy contest with Legion
Note: Culture Amp, Genesco’s survey partner, advises its clients that a score of 70% or better on an individual factor is a very favorable employee response and is an indication of a healthy, engaged employee population and overall company culture; The above scores are for personnel based at Genesco’s headquarters in Nashville (across the corporate center and North American operating units; excludes Schuh)

Legion Has Tried to Claim Credit For Our Strategy, Further Raising
Concerns About Legion’s Credibility and Genesco’s Future
Legion Attacked Genesco’s Strategic Divestiture of Lids… Then Attempted To Take Credit For It
February 26, 2018
“… we are writing to express our disappointment with the
Company’s February 13, 2018 release announcing the conclusion of a strategic review which resulted in a decision to sell the Lids Sports Group…The board’s decision to initiate a sale of Lids, its worst performing division, appears to be a defensive measure designed to divert attention from other potentially more attractive options that must be evaluated in a rigorous strategic review, including price discovery for all business units…”
– Christopher S. Kiper and Ted White
Co-Founders of Legion Partners
April 27, 2021
“Legion has invested in Genesco multiple
times over the years and, in our view, has
a successful record of advocating for
value-enhancing actions that benefited
our fellow shareholders and helped
sharpen the Company’s focus, including
pushing for the eventual sale of Lids
Sports Group in 2019.”
– Christopher S. Kiper
Co-Founder of Legion Partners
Legion’s flip-flopping on the Lids transaction and falsely trying to take credit for the transaction, for which the divestiture process began prior to Legion’s investment in Genesco, confirms a lack of direction and credibility that we believe would harm Genesco’s future and be value destructive to Genesco’s shareholders

Appendix: GAAP to Non-GAAP Financial Reconciliation

Adjustments to Reported Earnings from Continuing Operations
Genesco Inc.
Adjustments to Reported Earnings from Continuing Operations and Operating Income
Fiscal Years Ended February 3, 2018, February 2, 2019 and February 1, 2020
Fiscal Year Ended
February 3, 2018 February 2, 2019 February 1, 2020
Net of Per Share Net of Per Share Net of Per Share
In Thousands (except per share amounts)     Pretax Tax Amounts Pretax Tax Amounts Pretax Tax Amounts
Earnings from continuing operations, as reported     $36,708 $1.90 $51,224 $2.63 $61,757 $3.94
Asset impairments and other adjustments:
Retail store and intangible asset impairment charges    $1,663 1,115 0.06 $4,153 3,032 0.15 $ 3,095 2,261 0.14
Pension settlement     - - 0.00 - - 0.00 11,510 8,409 0.54
Gain on lease terminations     - - 0.00 - - 0.00 (458) (335) (0.02)
Acquisition expenses     - - 0.00 - - 0.00 2,474 1,808 0.12
Gain on sale of Lids building     - - 0.00 - - 0.00 (586) (428) (0.03)
Bonus related to sale of Lids Sports Group     - - 0.00 5,707 4,166 0.21 - - 0.00
Loss on early retirement of debt     - - 0.00 597 436 0.02 - - 0.00
Legal and other matters     - - 0.00 270 197 0.01 - - 0.00
Loss (gain) on Hurricane Maria     881 591 0.03 (1,419) (1,036) (0.05) (187) (137) (0.01)
Acquisition transition expenses     288 193 0.01 - - 0.00 - - 0.00
Licensing termination     5,374 3,603 0.19 - - 0.00 - - 0.00
Reduction in force expense     179 120 0.01 - - 0.00 - - 0.00
Other hurricane losses     - - 0.00 160 117 0.01 - - 0.00
License cancellation income     (500) (335) (0.02) - - 0.00 - - 0.00
Total asset impairments and other adjustments    $7,885 5,287 0.28 $9,468 6,912 0.35 $ 15,848 11,578 0.74
Income tax expense adjustments:
Tax impact share based awards     2,167 0.11 452 0.02 (54) 0.00
Other tax items     7,260 0.38 5,399 0.28 (1,475) (0.10)
Total income tax expense adjustments     9,427 0.49 5,851 0.30 (1,529) (0.10)
Adjusted earnings from continuing operations (1) and (2)     $51,422 $2.67 $63,987 $3.28 $71,806 $4.58
Fiscal Year Ended—February 3, 2018 Fiscal Year Ended—February 2, 2019 Fiscal Year Ended—February 1, 2020
Operating Adj Operating Operating Adj Operating Operating Adj Operating
In Thousands    Income (Loss) Adjust Income (Loss) Income (Loss) Adjust Income (Loss) Income (Loss) Adjust Income (Loss)
Journeys Group    $74,114 $288 $74,402 $100,799 $- $100,799 $ 114,945 $- $114,945
Schuh Group     20,104 - 20,104 3,765 - 3,765 4,659 - 4,659
Johnston & Murphy Group     19,367 (500) 18,867 20,385 - 20,385 17,702 - 17,702
Licensed Brands     (299) 324 25 (488) - (488) (698) - (698)
Corporate and Other     (38,914) 7,773 (31,141) (42,644) 8,870 (33,774) (53,290) 15,848 (37,442)
Total Operating Income    $74,372 $7,885 $82,257 $81,817 $8,870 $90,687 $ 83,318 $15,848 $99,166
% of sales     3.5% 3.9% 3.7% 4.1% 3.8% 4.5%
(1) The adjusted tax rate for Fiscal 2018, 2019 and 2020 is 33.1%, 27.1% and 26.9%, respectively.
(2) EPS reflects 19.3 million, 19.5 million and 15.7 million share count for Fiscal 2018, 2019, and 2020, respectively, which includes common stock equivalents in each period.

Adjustments to Reported Earnings from Continuing Operations
Genesco Inc.
Adjustments to Reported Earnings (Loss) from Continuing Operations and Operating Income (Loss)
Three Months Ended May 1, 2021, May 2, 2020 and May 4, 2019
May 1, 2021 May 2, 2020 May 4, 2019
Net of Per Share Net of Per Share Net of Per Share
In Thousands (except per share amounts)     Pretax Tax Amounts Pretax Tax Amounts Pretax Tax Amounts
Earnings (loss) from continuing operations, as reported     $8,894 $0.60 $ (134,624) ($9.54) $6,470 $0.36
Asset impairments and other adjustments:
Retail store asset impairment charges    $414 326 0.02 $3,042 2,228 0.16 $ 307 212 0.01
Professional fees related to actions of an activist shareholder     2,256 1,600 0.11 - - 0.00 - - 0.00
Expenses related to new HQ building     597 424 0.03 - - 0.00 - - 0.00
Trademark impairment     - - 0.00 5,260 5,153 0.36 - - 0.00
Goodwill impairment     - - 0.00 79,259 79,259 5.62 - - 0.00
Release Togast earnout     - - 0.00 (441) (323) (0.02) - - 0.00
Change in vacation policy     - - 0.00 (616) (451) (0.03) - - 0.00
Gain on lease termination     - - 0.00 - - 0.00 (1,000) (689) (0.04)
Gain on Hurricane Maria     - - 0.00 - - 0.00 (38) (26) 0.00
Total asset impairments and other adjustments    $3,267 2,350 0.16 $86,504 85,866 6.09 $ (731) (503) (0.03)
Income tax expense adjustments:
Other tax items     400 0.03 (2,690) (0.20) (58) 0.00
Total income tax expense adjustments     400 0.03 (2,690) (0.20) (58) 0.00
Adjusted earnings (loss) from continuing operations (1) and (2)     $11,644 $0.79 $(51,448) ($3.65) $5,909 $0.33
May 1, 2021 May 2, 2020 May 4, 2019
Operating Asset Impair Adj Operating Operating Asset Impair Adj Operating Operating Asset Impair Adj Operating
In Thousands    Income (Loss) & Other Adj Income (Loss) Income (Loss) & Other Adj Income (Loss) Income (Loss) & Other Adj Income (Loss)
Journeys Group    $33,124 $- $33,124 $(37,083) $(263) $(37,346) $ 18,976 $- $18,976
Schuh Group     (3,847) - (3,847) (15,086) - (15,086) (5,428) - (5,428)
Johnston & Murphy Group     (3,180) - (3,180) (9,584) (96) (9,680) 5,106 - 5,106
Licensed Brands     2,561 - 2,561 (2,501) (39) (2,540) 429 - 429
Goodwill Impairment     - - - (79,259) 79,259 - - - -
Corporate and Other     (13,131) 3,267 (9,864) (12,505) 7,643 (4,862) (9,999) (731) (10,730)
Total Operating Income    $15,527 $3,267 $18,794 $(156,018) $86,504 $(69,514) $ 9,084 $(731) $8,353
% of sales     2.9% 3.5% -55.9% -24.9% 1.8% 1.7%
(1) The adjusted tax rate for the first quarter of Fiscal 2022, 2021 and 2020 is 35.7%, 26.8% and 31.3%, respectively.
(2) EPS reflects 14.7 million, 14.1 million and 17.9 million share count for the first quarter of Fiscal 2022, 2021 and 2020, respectively, which includes common stock equivalents in the first quarter of Fiscal 2022 and Fiscal
2020 and excludes common stock equivalents in the first quarter of Fiscal 2021 due to the loss from continuing operations.

Adjustments to Operating Income
Genesco Inc.
Adjustments to Operating Income
Third Quarter and Fourth Quarter of Fiscal Year 2021
In Thousands    Third Quarter Fourth Quarter
Operating income, as reported    $8,184 $62,579
Operating income as a % of sales     1.7% 9.8%
Asset impairments and other adjustments:
Retail store asset impairment charges    $6,359 $2,729
Change in vacation policy     (616) (616)
Total asset impairments and other adjustments    $5,743 $2,113
Adjusted operating income    $13,927 $64,692
Adjusted operating income as a % of sales     2.9% 10.2%

Reconciliation of Cash Flow from Operations to Free Cash Flow
Genesco Inc.
Reconciliation of Cash Flow from Operations to Free Cash Flow
Fiscal Years 2017, 2018, 2019, 2020 and 2021
In Thousands    Fiscal 2017 Fiscal 2018 Fiscal 2019 Fiscal 2020 Fiscal 2021
Net cash provided by operating activities, as reported    $165,249 $164,591 $237,143 $117,170 $157,741
Capital expenditures, as reported    $(93,970) $(127,853) $(57,230) $(29,767) $(24,130)
Total adjustments    $(93,970) $(127,853) $(57,230) $(29,767) $(24,130)
Free cash flow    $71,279 $36,738 $179,913 $87,403 $133,611

Safe Harbor Statement
This presentation contains forward looking statements, including those regarding the performance outlook for the Company and all other statements not addressing solely historical facts or present conditions. Forward- looking statements are usually identified by or are associated with such words as “intend,” “expect,” “believe,” “anticipate,” “should,” “optimistic”, “on track” and similar terminology. Actual results could vary materially from the expectations reflected in these statements. A number of factors could cause differences. These include adjustments to projections reflected in forward-looking statements, including those resulting from the effects of COVID-19 on the Company’s business, including COVID-19 case spikes in locations in which the Company operates, additional stores closures due to COVID-19 and expected timing for store reopenings, weakness in store and shopping mall traffic, timing of in person back-to-work and back-to-school and sales with respect thereto, expectations regarding the COVID-19 vaccine rollout and acceptance, restrictions on operations imposed by government entities and/or landlords, changes in public safety and health requirements, and limitations on the Company’s ability to adequately staff and operate stores. Differences from expectations could also result from stores closures and effects on the business as a result of civil disturbances; the level and timing of promotional activity necessary to maintain inventories at appropriate levels; the imposition of tariffs on product imported by the Company or its vendors as well as the ability and costs to move production of products in response to tariffs; the Company’s ability to obtain from suppliers products that are in-demand on a timely basis and effectively manage disruptions in product supply or distribution, including disruptions as a result of COVID-19; unfavorable trends in fuel costs, foreign exchange rates, foreign labor and material costs, and other factors affecting the cost of products; the effects of the British decision to exit the European Union and other sources of market weakness in the U.K. and Republic of Ireland; the effectiveness of the Company’s omnichannel initiatives; costs associated with changes in minimum wage and overtime requirements; wage pressure in the U.S. and the U.K.; weakness in the consumer economy and retail industry; competition and fashion trends in the Company’s markets; risks related to the potential for terrorist events; risks related to public health and safety events; changes in buying patterns by significant wholesale customers; retained liabilities associated with divestitures of businesses including potential liabilities under leases as the prior tenant or as a guarantor; and changes in the timing of holidays or in the onset of seasonal weather affecting period-to-period sales comparisons. Additional factors that could cause differences from expectations include the ability to renew leases in existing stores and control or lower occupancy costs, and to conduct required remodeling or refurbishment on schedule and at expected expense levels; the Company’s ability to realize anticipated cost savings, including rent savings; the Company’s ability to achieve expected digital gains and gain market share; deterioration in the performance of individual businesses or of the Company’s market value relative to its book value, resulting in impairments of fixed assets, operating lease right of use assets or intangible assets or other adverse financial consequences and the timing and amount of such impairments or other consequences; unexpected changes to the market for the Company’s shares or for the retail sector in general; costs and reputational harm as a result of disruptions in the Company’s business or information technology systems either by security breaches and incidents or by potential problems associated with the implementation of new or upgraded systems; the Company’s ability to realize any anticipated tax benefits; and the cost and outcome of litigation, investigations and environmental matters involving the Company. Additional factors are cited in the “Risk Factors,” “Legal Proceedings” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of, and elsewhere in, the Company’s SEC filings, copies of which may be obtained from the SEC website, www.sec.gov, or by contacting the investor relations department of Genesco via the Company’s website, www.genesco.com. Many of the factors that will determine the outcome of the subject matter of this release are beyond Genesco’s ability to control or predict. Genesco undertakes no obligation to release publicly the results of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. Forward-looking statements reflect the expectations of the Company at the time they are made. The Company disclaims any obligation to update such statements.

Additional Information
Important Additional Information and Where to Find It
Genesco has filed a definitive proxy statement (the “Proxy Statement”) and accompanying proxy card in connection with the solicitation of proxies for the 2021 annual meeting of Genesco shareholders (the “Annual Meeting”). INVESTORS AND SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT AND ACCOMPANYING PROXY CARD AND OTHER DOCUMENTS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME
AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders may obtain the Proxy Statement, any amendments or supplements to the Proxy Statement and other documents filed by Genesco with the SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge in the Investors section of Genesco’s corporate website at www.genesco.com.
Participants in the Solicitation
Genesco, its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies from Genesco shareholders in connection with the matters to be considered at the Annual Meeting. Information regarding the names of Genesco’s directors and executive officers and certain other individuals and their respective interests in Genesco by security holdings or otherwise is set forth in the Annual Report on Form 10-K of Genesco for the fiscal year ended January 30, 2021, and in the Proxy Statement. To the extent holdings of such participants in Genesco’s securities have changed since the amounts described in the Proxy Statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC.

GENESCO

On June 23, 2021, the Company issued the following press release.

The press release was also posted by the Company to www.GenescoDrivingValue.com on June 23, 2021.

GENESCO FILES INVESTOR PRESENTATION

•	Details Strength of Footwear Focused Strategy, Successful Track Record of Execution That is Driving Positive Results for Shareholders, and Refreshed, Fit for Purpose Board

•	Reminds Shareholders to Vote “FOR” All Nine of the Company’s Highly Qualified Directors on the BLUE Proxy Card

•	For More Information, Shareholders Can Visit www.GenescoDrivingValue.com

NASHVILLE, Tenn., June 23, 2021 – Genesco Inc. (NYSE: GCO) (“Genesco” or the “Company”) today filed an investor presentation with the Securities and Exchange Commission detailing the Company’s proven track record of execution, strong footwear focused strategy, and fit for purpose Board of Directors.

Genesco urges shareholders to protect the value of their investment by voting the BLUE proxy card today “FOR” all nine of the Company’s highly qualified directors in connection with Genesco’s Annual Meeting of Shareholders scheduled to be held on July 20, 2021. Shareholders of record as of the close of business on June 28, 2021 will be entitled to vote at the meeting. The presentation and additional information can be found at www.GenescoDrivingValue.com/investor-presentation.

Highlights from the presentation include:

Genesco’s Compelling Execution, Including During the Pandemic

•

During the pandemic, Genesco delivered strong performance, including record digital revenues, reduced operating expenses, increased liquidity, and significant sequential quarterly improvement in revenue and profit margins with increased cash flow in FY2021 vs. FY2020.

•	Genesco’s footwear focused strategy delivered strong results pre-pandemic and the Company delivered 11 consecutive quarters of total comparable sales growth between Q2 FY2018 and Q4 FY2020.

•

Genesco is off to a strong start in FY2022, recently reporting an increase in revenue of 9% and an increase in adjusted operating income of 125% in Q1 FY2022 over the pre-pandemic period of Q1 FY2020 (+71% growth in GAAP OI vs. Q1 FY2020)[1].

The Company’s Strategy and Thoughtful Allocation of Capital Position Genesco to Continue Creating Greater Value

•	Genesco’s footwear focused strategy has provided a strong platform for growth and capital efficiency, and the Company is on track to deliver adjusted operating margin of 6% or more by FY2025.

•	This strategy enables Genesco to leverage synergies across its platforms to enhance scale and profitability.

•	Genesco’s business is anchored upon a robust, direct-to-consumer model, which is driven by leading retail brands and a growing digital platform.

•	The Board and management’s prudent capital allocation focuses on reinvestment in the business, returning excess capital to shareholders, and maintaining balance sheet flexibility.

Genesco Has Assembled the Right Board and Management Team for Continued Success

•

Genesco’s Board is fresh, independent, and diverse, and each Director brings highly relevant skills and experiences that are essential to its footwear focused strategy and to delivering long-term, sustainable shareholder value.

•

The Board decisively oversaw and implemented a strategic transformation to address changes in retail, the increasing importance of digital and resultant need for scale and system efficiencies, and has made deliberate changes to support near- and long-term value creation.

•

Under Lead Independent Director Matthew Diamond’s leadership, the Board appointed Mimi Vaughn as President and CEO in February 2020 and Board Chair in July 2020 to help drive strategy execution and brought in additional key management team members aligned with Genesco’s footwear focused strategy.

•

Genesco has added five new directors (representing a majority of the Board) since 2019 with specific skillsets required to oversee the footwear focused strategy, and four directors left the Board over that same period, resulting in an average director tenure of less than five years.

•

The Compensation Committee of the Board executed a thoughtful, performance-aligned executive compensation program designed to directly incentivize shareholder value creation, of which Say-on-Pay advisory vote garnered an average of 95% shareholder support over the past five years.

•

The Company recently formed an ESG subcommittee under the Nominating and Governance Committee to provide oversight of its environmental, health and safety, diversity, equity and inclusion, corporate social responsibility, and corporate governance and sustainability initiatives.

Genesco Believes Legion’s Baseless Campaign and Underqualified Nominees Would Introduce Significant Risk for Shareholders

•

Genesco has taken every possible action to engage with Legion constructively, but at every turn Legion has refused to collaborate or share any business plans, strategic ideas, or how their nominees support a compelling vision for Genesco’s future.

•	Legion has demonstrated a fundamental lack of understanding of Genesco’s business and of the skills and expertise necessary for Genesco’s Board.

•	Legion’s nominees are underqualified and lack the principal footwear, public company CEO or CFO, substantial eCommerce, or public board experience to serve on Genesco’s Board.

•

Despite Genesco’s majority-refreshed Board, Legion’s campaign would result in 100% of the Board’s independent directors turning over in less than a nine-month period. Consequently, the Board would have an average board tenure of only four months.

•

Legion has not demonstrated that it is a long-term shareholder; during its 2018 campaign, Legion began selling its position after only four months and completely exited less than 16 months after settling for board seats.

Genesco strongly urges shareholders to vote the BLUE proxy card FOR ALL the Company’s highly qualified and experienced director nominees. Shareholders are reminded that their vote is important, no matter how many or how few shares they own. Voting the WHITE proxy card, even in protest, will revoke any previous proxy submitted using the BLUE proxy card. Only the latest-dated proxy counts.

If shareholders have any questions or need help voting their BLUE proxy card, please contact:

Innisfree

1 (877) 825-8772

(toll-free from the U.S. and Canada)

+1 (412) 232-3651

(from other locations)

About Genesco Inc.

Genesco Inc., a Nashville-based specialty retailer and branded company, sells footwear and accessories in more than 1,455 retail stores throughout the U.S., Canada, the United Kingdom and the Republic of Ireland, principally under the names Journeys, Journeys Kidz, Little Burgundy, Schuh, Schuh Kids, Johnston & Murphy, and on internet websites www.journeys.com, www.journeyskidz.com, www.journeys.ca, www.littleburgundyshoes.com, www.schuh.co.uk, www.johnstonmurphy.com, www.johnstonmurphy.ca, www.nashvilleshoewarehouse.com, and www.dockersshoes.com. In addition, Genesco sells footwear at wholesale under its Johnston & Murphy brand, the licensed Levi’s brand, the licensed Dockers brand, the licensed Bass brand, and other brands. For more information on Genesco and its operating divisions, please visit www.genesco.com.

Forward-Looking Statements

This release contains forward-looking statements, including those regarding the performance outlook for the Company and all other statements not addressing solely historical facts or present conditions. Forward- looking statements are usually identified by or are associated with such words as “intend,” “expect,” “believe,” “should,” “anticipate,” “optimistic,” “on track” and similar terminology. Actual results could vary materially from the expectations reflected in these statements. A number of factors could cause differences. These include adjustments to projections reflected in forward-looking statements, including those resulting from the effects of COVID-19 on the Company’s business, including COVID-19 case spikes in locations in which the Company operates, the roll-out of COVID-19 vaccines and the public’s acceptance of the vaccines, additional stores closures due to COVID-19, the timing of the re-opening of our stores, the timing of in-person back-to-work and back-to-school and sales with respect thereto, weakness in store and shopping mall traffic, restrictions on operations imposed by government entities and/or landlords, changes in public safety and health requirements, and limitations on the Company’s ability to adequately staff and operate stores. Differences from expectations could also result from stores closures and effects on the business as a result of civil disturbances; the level and timing of promotional activity necessary to maintain inventories at appropriate levels; the imposition of tariffs on product imported by the Company or its vendors as well as the ability and costs to move production of products in response to tariffs; the Company’s ability to obtain from suppliers products that are in-demand on a timely basis and effectively manage disruptions in product supply or distribution, including disruptions as a result of COVID-19; unfavorable trends in fuel costs, foreign exchange rates, foreign labor and material costs, and other factors affecting the cost of products; the effects of the British decision to exit the European Union and other sources of market weakness in the U.K. and Republic of Ireland; the effectiveness of the Company’s omni-channel initiatives; costs associated with changes in minimum wage and overtime requirements; wage pressure in the U.S. and the U.K.; weakness in the consumer economy and retail industry; competition and fashion trends in the Company’s markets; risks related to the potential for terrorist events; risks related to public health and safety events; changes in buying patterns by significant wholesale customers; retained liabilities associated with divestitures of businesses including potential liabilities under leases as the prior tenant or as a guarantor; and changes in the timing of holidays or in the onset of seasonal weather affecting period-to-period sales comparisons. Additional factors that could cause differences from expectations include the ability to renew leases in existing stores and control or lower occupancy costs, and to conduct required remodeling or refurbishment on schedule and at expected expense levels; the Company’s ability to realize anticipated cost savings, including rent savings; the Company’s ability to achieve expected digital gains and gain market share; deterioration in the performance of individual businesses or of the Company’s market value relative to its book value, resulting in impairments of fixed assets, operating lease right of use assets or intangible assets or other adverse financial consequences and the timing and amount of such impairments or other consequences; unexpected changes to the market for the Company’s shares or for the retail sector in general; costs and reputational harm as a result of disruptions in the Company’s business or information technology systems either by security breaches and incidents or by potential problems associated with the implementation of new or upgraded systems; the Company’s ability to realize any anticipated tax benefits; and the cost and outcome of litigation, investigations and environmental matters involving the Company, and the impact of actions initiated by activist shareholders. Additional factors are cited in the “Risk Factors,” “Legal Proceedings” and “Management’s

Discussion and Analysis of Financial Condition and Results of Operations” sections of, and elsewhere in, the Company’s SEC filings, copies of which may be obtained from the SEC website, www.sec.gov, or by contacting the investor relations department of Genesco via the Company’s website, www.genesco.com. Many of the factors that will determine the outcome of the subject matter of this release are beyond Genesco’s ability to control or predict. Genesco undertakes no obligation to release publicly the results of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. Forward-looking statements reflect the expectations of the Company at the time they are made. The Company disclaims any obligation to update such statements.

Important Additional Information and Where to Find It

Genesco has filed a definitive proxy statement (the “Proxy Statement”) and accompanying proxy card in connection with the solicitation of proxies for the 2021 annual meeting of Genesco shareholders (the “Annual Meeting”). INVESTORS AND SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT AND ACCOMPANYING PROXY CARD AND OTHER DOCUMENTS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders may obtain the Proxy Statement, any amendments or supplements to the Proxy Statement and other documents filed by Genesco with the SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge in the Investors section of Genesco’s corporate website at www.genesco.com.

Participants in the Solicitation

Genesco, its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies from Genesco shareholders in connection with the matters to be considered at the Annual Meeting. Information regarding the names of Genesco’s directors and executive officers and certain other individuals and their respective interests in Genesco by security holdings or otherwise is set forth in the Annual Report on Form 10-K of Genesco for the fiscal year ended January 30, 2021, and in the Proxy Statement. To the extent holdings of such participants in Genesco’s securities have changed since the amounts described in the Proxy Statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC.

###

Media Contacts

Claire S. McCall

cmccall@genesco.com

(615) 308-2483

Or

Jared Levy / Danya Al-Qattan

Sard Verbinnen & Co

Genesco-SVC@sardverb.com

Investor Contacts

Tom George

tgeorge@genesco.com

(615) 367-7465

Or

David Slater

dslater@genesco.com

(615) 367-7604

[1]

Adjusted operating income excludes fees related to the shareholder activist, retail store asset impairments and expenses related to the new headquarters building, net of tax effect in the first quarter of Fiscal 2022 (the “Excluded Items”). A reconciliation of operating income in accordance with U.S. Generally Accepted Accounting Principles and adjusted operating income is set forth below.

Adjusted Operating Income (Loss) by Segment

	May 1, 2021			May 4, 2019
In Thousands	Operating Income (Loss)	Asset Impair & Other Adj	Adj Operating Income (Loss)	Operating Income (Loss)	Asset Impair & Other Adj	Adj Operating Income (Loss)
Journeys Group	$33,124	$—	$33,124	$18,976	$—	$18,976
Schuh Group	(3,847)	—	(3,847)	(5,428)	—	(5,428)
Johnston & Murphy Group	(3,180)	—	(3,180)	5,106	—	5,106
Licensed Brands	2,561	—	2,561	429	—	429
Goodwill Impairment	—	—	—	—	—	—
Corporate and Other	(13,131)	3,267	(9,864)	(9,999)	(731)	(10,730)

Total Operating Income	$15,527	$3,267	$18,794	$9,084	$(731)	$8,353

% of sales	2.9%		3.5%	1.8%		1.7%